ANNUAL REPORT





DECEMBER 31, 2000










Davis Growth Opportunity Fund

Davis Financial Fund

Davis Real Estate Fund

Davis Convertible Securities Fund

Davis Government Bond Fund

Davis Government Money Market Fund

(part of Davis Series Inc.)





[DAVIS FUND LOGO]


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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

There is always a list of worries circulating in the market. Right now, for example, some people are worried about what you might call the four E's--earnings, the economy, euro weakness and energy costs. Other people are worried about the three T's--trade deficits, terrorism or unrest in the world and taxes. Yet others are worried about the three I's--interest rates, inflation and integrity, whether in government or in corporate accounting.

To become a successful investor you have to look beyond those worries. First, you must be committed to the concept that investing in equities is a proven way to build wealth over generations.(1) Second, you must do your homework before you invest the way you would do your homework before buying a house. You would call in experts such as an appraiser and a building engineer to help you evaluate the condition of the house, the neighborhood, the schools, the house's record of appreciation and historical and projected property tax rates.

Third, and perhaps most important of all, you must think long term. You have to look two, three or more years ahead so you are not caught up in the quarterly earnings revision game or the momentum game. When you buy a house, you intend to own it for a while. If you thought you might be moving and sell the house in a few months, you would rent rather than buy. Being a short-term stock trader is akin to signing month-to-month leases as opposed to being an owner or long-term investor.

At the Davis Funds, we focus on themes that we believe are likely to prevail over a decade or more. One theme that has been successful for us in the past and that we continue to like is financial stocks, which offer a play on the growing retirement market and the increasing interest of baby boomers in investing for their retirement. Financial stocks have also benefited from the trend to industry restructuring and consolidation and from low inflation and the long business expansion, which has limited credit risk.(2)

A future demographically related theme that might be a logical extension of the financial theme is the growing global market for new medicines. As baby boomers reach retirement age, they will tend to use more medications, and medical advances are also lengthening life expectancies. These new medicines may be invented by existing pharmaceutical companies, by emerging biotech and genetic research companies or, most likely, by a combination of these groups via consolidation, joint ventures, and joint operating and marketing agreements.(2)

To be a successful investor, we also think you have to focus on the price you pay for ownership of a particular company as well as on the prospects for businesses and themes. That is true too if you are purchasing a house. You may love the house, but if it is overpriced, it is not a good buy.

Paying attention to price is especially important now as we do not expect the secular explosion in equity prices that we experienced over the past two decades when the Dow Jones Industrial Average advanced from 1,000 to 10,000. Instead, we anticipate the market will move in a broad trading range during the next few years. To our mind, 10,000 looks like a value point that is being established on the downside, although prices could certainly go lower in a recession or a real bear market. At the same time, given today's earnings, future prospects for growth and where we are in the business cycle, it would require a serious rewriting of the history books to get the Dow much above 15,000 in the next five years or so.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Our strategy is to follow a practice of watchful waiting, using an add and trim policy. If you are a committed equity investor and have done your homework, as market rotation drives certain industries into disfavor, you can take advantage of opportunities there. Conversely, when a group has been in favor for six months or more, then it may be advisable to do some trimming or at the very least hold off on increasing those positions.

We think that good money will still be made in stocks over the next few years, but it will be made by leaning against the wind--that is, by buying on weakness and lightening up on strength in a choppy market. In this climate, we will continue to stick with high quality, well-managed companies that we believe offer solid potential for sustainable earnings growth over the long term.(3)




Sincerely,


/s/  Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Adviser

February 5, 2001

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

The Davis Financial Fund's Class A shares provided a total return on net asset value of 32.16% for the year ended December 31, 2000.(4) Over the same time frame, the Standard & Poor's 500 Index returned (9.10)%(5) while the 76 financial services funds tracked by Lipper Analytical Services averaged returns of 26.56%.(6) According to Morningstar, "[Chris] Davis and [Ken] Feinberg's focus on risk control has helped produce a solid risk/return profile over the long haul.... Fairly low expenses and seasoned management add to this offering's allure, making it a solid choice in the category."(7)

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during the year 2000?

A. We are pleased to report to shareholders that the Davis Financial Fund's total return on net asset value of approximately 32% outpaced the S&P 500's return of negative 9% for the year 2000. This contrasts with disappointing performance in 1999 when the Fund fell almost 1% while the S&P 500 increased 21%. As Christopher C. Davis and I wrote to shareholders in our midyear update in August, while these favorable short-term results are clearly more pleasant to discuss, it is the long-term result that matters.

As stewards of our investors' capital, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater: First, how has our Fund performed versus the S&P 500? Second, how does the Fund stack up versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they achieve on an after-tax basis, although this information can be a bit harder to obtain.

The Fund delivered an average annual total return on net asset value of 23.24% for the five-year period ended December 31, 2000 and 23.46% since its inception on May 1, 1991. In comparison, the S&P 500 provided returns of 18.30% and 16.26% respectively, over the same time periods. We hope our shareholders are pleased with these long-term results, which we attribute to our philosophy of investing. That is, we look for well-managed companies with attractive economics and favorable long-term growth opportunities, and we are disciplined about the prices we pay to own shares in these fine companies.

Last year was particularly kind to almost all financial sector funds, despite an extremely volatile start when financial stocks performed quite poorly in response to the many interest rate increases by the Federal Reserve that began in late 1999 and continued into mid-2000. Financial stocks started to perform much better in the spring as investors began to sense that the central bank was nearly finished with its efforts to slow the economy in order to keep inflation in check. As of this writing, the economy has clearly slowed and inflation appears under control. In fact, the Federal Reserve is now more concerned that the U.S. economy may slip into recession, and is therefore likely to continue to lower rates over the near term, especially if the economy continues to weaken. This easing posture from the Federal Reserve Bank could help the performance of financial stocks going forward, especially if investors begin to believe that a soft landing of the economy has been achieved.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q. What other factors contributed to the financial sector's strong performance?

A. Another positive factor driving the sector's performance was improving fundamentals for commercial property-casualty insurers. Commercial insurance is an extremely difficult, cyclical and generally low-return business often plagued by naive and irrational competition. Companies may seriously underprice policies for many reasons. Frequently they do so because they are desperate to generate new business in order to show premium growth to Wall Street or because they do not understand the risks they are taking as they enter an unfamiliar line of business. This behavior can prove disastrous not only for the aggressive company but for all companies in the industry because they are forced to cut prices to retain customers. As Warren Buffett says about commodity businesses such as commercial insurance, "You can only be as smart as your dumbest competitor."

In the aggregate, commercial insurance prices peaked in 1987 at frothy levels that generated extreme excess profits and then amazingly declined for more than 12 years, in part due to the moderating cost of settling liability claims. However, claims costs began accelerating in 1999 and that trend continued in 2000, making pricing inadequate. Moreover, several well-known companies in the insurance world, including the high-profile Reliance Group Holdings run by Saul Steinberg, became insolvent, prompting sleepy insurance rating agencies and regulators to better monitor the industry.

The good news is that these factors prodded underwriters to increase rates in standard commercial lines by 10% or more last year. That is a healthy start in getting prices to the levels required to generate an acceptable return on capital. According to conventional wisdom, pricing should stay firm for another year or more as companies try to dig themselves out of the hole they created. After many years of under performance versus other financial stocks, such as brokerage firms, banks, life insurers and credit card lenders, property-casualty insurers outperformed their peers in 2000, and investor sentiment toward the group bordered on euphoric.

Fortunately, our Fund benefited last year from both improving fundamentals at the companies we own and investor enthusiasm, which drove up price/earnings multiples for the entire group. However, in hindsight, as portfolio managers we feel we could have done an even better job of capitalizing on this anticipated improvement in commercial lines' pricing by further increasing our stake in the sector. Among our large holdings that performed well in 2000 are: Transatlantic Holdings(8), which is 60% owned by insurance giant American International Group
(AIG), and Everest Reinsurance; Citigroup, which owns Travelers Insurance; Berkshire Hathaway; AIG; and regional insurer Cincinnati Financial. We believe these holdings should continue to produce long-term shareholder value as each company is well managed with a strong competitive position in its industry.

Q. What other holdings were important contributors to the Fund's performance?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

A. Another segment that helped drive performance but with more mixed results was our holdings of consumer lending and credit card companies. On the positive side, our holding of mortgage lender Golden West Financial, extremely well managed by the team of Herb and Marion Sandler, appreciated 101% in 2000. We were able to double our position in Golden West late in 1999 when the share price fell along with most financial stocks as interest rates began rising. However, in 2000 investors began to appreciate that moderately rising interest rates actually increase the amount of mortgages Golden West originates because its primary product, adjustable rate mortgages, becomes more attractive to consumers than higher-cost, fixed-rate mortgages. Last year's higher interest rate environment allowed Golden West to double its volume of mortgage loan origination as well as benefit from slower re-financing of mortgages made in prior years. These factors along with an expected improvement in the company's net interest margin should help produce solid earnings growth for several years to come.

Consumer lender Household International also enjoyed a solid year by delivering attractive loan growth while keeping credit costs stable. This well-managed company led by highly regarded CEO Bill Aldinger generated improving performance in all its business lines, including a long-awaited turnaround of its ailing credit card unit. Earnings at Household International increased 17% during the year while its share price increased 48%.

On the negative side, the slowdown in the economy has made investors nervous that the extraordinarily benign trends in consumer credit will not continue. Interestingly, severe and rapid deterioration in credit trends at commercial banks, particularly the shared national credit portfolio often referred to as syndicated lending, has caused some investors to sell their holdings of consumer lenders. As some may remember from previous reports, we have been concerned for some time about the likelihood of growing non-performing loans at commercial banks. As a result, we own very few banks today--a fortunate decision that aided the Fund's performance in 2000. It is very hard for commercial banks to report attractive earnings growth when a single loan to a weakening company such as Sunbeam can cause $750 million in write-offs overnight.

There is little doubt in our minds that credit trends at some of our consumer lending companies, such as American Express at the high end and Providian Financial at the low to middle end, could worsen going forward if the economy continues to cool. However, consumers are in a strong position today due to record levels of employment, healthy wage increases and reasonably strong balance sheets, which should lead to a more manageable increase in credit losses. Moreover, consumer lenders have made millions of loans often averaging only a few thousand dollars each to a geographically and demographically diverse population. As a result, these companies are better positioned to navigate through a deteriorating credit environment by adjusting their credit terms, marketing expenditures and overall expense levels.

An interesting wild card will be how much of an impact the decline in the overall stock market and particularly the NASDAQ market will have on consumers' propensity to spend, their appetite for taking on more debt via home equity loans and credit card balances, and their ability to pay their lenders back. This decline from the market tops reached early in the year 2000 has wiped away more than $3 trillion of paper wealth. This "wealth effect" has been much debated by economists for several years. Chris and I are not economists, but we absolutely believe that there is a wealth effect that influences consumer behavior and that its impact may be underappreciated. Therefore, we will carefully monitor this issue and how it may affect the fundamentals of companies we own.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q. What about the Fund's investments in nonfinancial companies?

A. As longer term shareholders are aware, our Fund typically has some investments in nonfinancial companies as well. We make these investments because there are often opportunities to buy shares in wonderful non-financial companies when they are significantly misunderstood or under a temporary cloud that has driven the stock price down to terrifically attractive levels.

In fact, one of the stocks that contributed the most to our Fund's performance in 2000 was our investment in industrial conglomerate Tyco International whose share price increased 42% last year. Tyco is an extremely well-managed company led by CEO Dennis Kozlowski with an entrepreneurial culture that has consistently created shareholder value by intelligently acquiring companies and successfully integrating them into the Tyco low-cost operating model. Creating shareholder value by aggressively acquiring companies is tremendously difficult to do and only a few companies, including Citigroup and General Electric, have been able to accomplish this feat with a consistently high batting average. We believe Tyco falls into this select group, and we have a great deal of confidence in the operating abilities of Dennis Kozlowski and his senior management team.

We owned Tyco before the company was rocked by accusations of accounting irregularities from an analyst employed by a firm that sold stocks short. As sometimes happens, this accusation attracted considerable attention in the financial press, including CNBC, Business Week and The Wall Street Journal. Investors did not seem to realize that this short seller would benefit from creating uncertainty since he would profit as the price of Tyco's shares fell. The negative media judgment created such a stir that the SEC launched an informal inquiry into how Tyco accounted for restructuring charges when it completed mergers. The SEC sends out hundreds of these letters annually, with only an extremely small percentage leading to any type of earnings restatement. However, this action combined with the adverse media attention clearly spooked the investment community. Tyco's share price plunged by 60%, wiping out more than $50 billion of market value from a company that Wall Street had loved just a short time before. Tyco was clearly guilty until proven innocent, which did not make sense to us at the time, particularly considering the source of the original accusation.

However, to say that this was a difficult period for us would be a gross understatement. Chris and I and our team spent weeks redoing our due diligence on Tyco. We reexamined every meaningful acquisition the company had made in the past few years, poured over regulatory filings looking for clues that might either support or challenge the integrity of Tyco's accounting policies, and spoke with many competitors to ascertain how well Tyco was managing its existing businesses and newly acquired companies. At the end of this analysis, we concluded that Tyco's accounting policies seemed quite legitimate and that management should be believed and supported during this trying time in the company's history. We bought more shares in the $34 range when the stock was trading at a deeply depressed multiple of 13 times 2001 earnings so that Tyco became our second largest holding at the time. The SEC has since cleared Tyco and its share price has been hitting new highs.

One lesson learned from this experience is how important it is to know the companies we own and the management teams that run them better than most investors so that we can capitalize on opportunities and perhaps buy when others are running for the exits. Our conviction about Tyco has led to significant gains for our shareholders. As Chris likes to say, we were willing to look foolish owning Tyco during this period rather than be foolish by selling shares at prices depressed by innuendo and not facts.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q. What is your current outlook for financial stocks?

A. Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain favorable in the current environment. While we expect price volatility in financial stocks to continue, carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(3)

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

The Davis Growth Opportunity Fund's Class A shares delivered a total return on net asset value of 11.49% for the year ended December 31, 2000,(4) outdistancing the performance of the Standard & Poor's 500 Index(5) and the average Multi-Cap Core Fund tracked by Lipper Analytical Services'.(6) The S&P 500 and the average multi-cap core fund returned (9.10)% and (2.95)%, respectively, over the same time period.

According to Morningstar, "Davis Growth Opportunity Fund figures to have a lot of good years ahead of it. Comanagers Ken Feinberg and Chris Davis have produced strong results at much larger funds in the Davis family, so they stand a good shot here. This fund is a great way to get them in a more concentrated format.... The main appeal of this fund is management's longer track record at other funds.... At those funds...they have successfully combined intensive research with a sensible valuation discipline. As their track record indicates, they execute that strategy better than most." (9)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM

Q. Could you provide some perspective on the Fund's performance last year?

A. The Davis Growth Opportunity Fund posted good returns both in relative and absolute terms for the year 2000. This performance was truly the result of a team effort as the Fund's holdings continue to reflect the circles of competence of the analysts that make up the portfolio management team.

Without question the outstanding performance of many of the Fund's health-care holdings, notably Genzyme(8) and Vertex, which were contributed by Danton Goei, deserve special mention. Danton has been able to leverage his sound knowledge of large companies such as Bristol-Myers and American Home Products, core holdings in the Davis New York Venture Fund, into his study of small and emerging companies that we hope will become the giants of tomorrow.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

The technology area, under the supervision of Dwight Blazin, which had helped performance so much in 1999, faced tremendous headwinds in the year 2000, and the Davis Growth Opportunity Fund was certainly not immune. Although we sold a number of technology holdings at prices significantly above where they now trade, these moves were not enough. In general, the companies we continued to hold were plagued by slowing businesses and collapsing valuations. While there were a few bright spots, notably Tellabs, it is clear that our losers far outpaced our winners in this volatile area.

Turning to a brighter spot, the portfolio benefited from the strength in a number of our holdings in the financial area, which Ken and I study--particularly Golden West Financial, Transatlantic Holdings, Everest Reinsurance and Providian Financial.

In the year 2000, we added two new members to the portfolio management team. Adam Seessel combines the experience of a securities analyst with that of a Polk Award winning investigative journalist. Although he is a generalist, he has a special interest in the consumer product area and has weighed in with a new investment in Wrigley, which is off to a good start. Kent Whitaker joined us from Amoco and brings a real world knowledge of the specialty chemical and energy businesses. In the beginning of 2001, he added Kinder Morgan, a particularly well-run pipeline company.

Q. What are your expectations for the Fund?

A. We are satisfied that working together as a team on the Davis Growth Opportunity Fund we have gone some way to ironing out the enormous volatility that might be expected in a small fund that concentrated in any one segment of the market. In essence, we hope that two plus two can make five, as strength in one area can more than offset weakness in others. This has certainly been the case over the past two years as the finance, health-care, insurance and technology sectors have all cycled in and out of the spotlight.

Despite this balance, it is likely that results in the Davis Growth Opportunity Fund will be somewhat more volatile and more uncertain than what one would expect in a larger, more conservative fund. This is caused not just by volatility of the underlying businesses, as smaller companies frequently are more dependent on single geographic areas or single product lines, but also results from the fact that smaller companies have less liquidity. As a result, changes in investor sentiment can often rock share prices.

The nature of these dramatic swings in prices should be a source of opportunity, as thorough research combined with our valuation discipline should help us see opportunity in those areas that are depressed and hopefully recognize the time to sell in areas that have risen. It is useful to remember that the risks are far greater in a time of soaring stock prices than in a time of depressed prices. This outlook is best captured in the preface of Security Analysis written over 60 years ago by Benjamin Graham and David Dodd, who begin with a quote from Horace's Ars Poetica, itself written over 2000 years ago. Horace says simply, "Many shall be restored that now are fallen and many shall fall that now are in honor." While it is always tempting to feel complacent after a decent year, such timeless sentiments remind us of the dangers that likely lie ahead.(3)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

The Davis Real Estate Fund's Class A shares generated a total return on net asset value of 25.76% for the year ended December 31, 2000.(4) Over the same time period, the Wilshire Real Estate Index provided a return of 21.80%.(5) Since the Fund's inception on January 3, 1994, its Class A shares have delivered an average annual return on net asset value of 11.50% while the average fund in Lipper Analytical Services' Real Estate Fund category returned just 8.97%.(6) According to Morningstar, the Fund's "steady buy-and-hold approach has led to a respectable long-term record....investors can bank on this fund for the long-term".(10)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. How would you characterize the performance of the Fund and the real estate market in the year 2000?

A. While I am pleased with the Fund's excellent absolute return in 2000, I am disappointed that relative returns were not even stronger. After two years of poor performance in 1998 and 1999, real estate investment trusts (REITs) dramatically outperformed the S&P 500 and other major stock indexes in the year 2000. As a result, it was expensive for a real estate fund to own any real estate-oriented companies other than REITs last year. Two non-REIT holdings in particular--Boardwalk Equities(8) and Six Flags--cost the Fund 2-2.5% in overall performance in 2000.

In hindsight, I regard Boardwalk Equities as a mistake and have reduced the Fund's position accordingly. While my view of the company is basically still positive, I do not like it as much as I once did because management seems focused more on making the company a technology play rather than a real estate play. Six Flags, on the other hand, is a different story. Formerly known as Premier Parks, Six Flags is one of the largest theme park owners in the country and has a solid record of acquiring and turning around troubled amusement parks. Although its stock price has fallen significantly, I am still bullish on the company's ability to achieve strong growth in profit margins and earnings.

Q. What has caused the rebound in REIT stocks?

A. I have maintained for some time that real estate stocks would perform better when investor psychology turned more cautious, and that appears to be what happened last year. As dot-com and technology stocks sold off sharply, many investors turned to REITs as a defensive haven.

However, such market-timing considerations have never been our focus at the Davis Funds. We are long-term investors and believe that earnings are what drive stock prices in the long run. The irony is that the real estate industry had two years of terrible stock price performance in 1998 and 1999, followed by a year of great relative performance in 2000, but nothing really changed at the companies from an earnings point of view.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

When I look at the real estate businesses the Fund owns, I see companies that have consistently increased their earnings at a rate of 8-10% annually for the last five or six years, that have predictable dividend rates of 6-7% and that that can be purchased at very reasonable price/earnings (P/E) multiples of 8-10 times earnings. That kind of reliable earnings and dividend growth did not seem to matter to investors before the tech bubble burst. However, I think it is important to them now and is likely to become even more so, particularly if interest rates drop further. This may be the year when real estate stocks finally get the investor recognition we believe their consistent track record merits.

Q. What kind of companies do you favor now?

A. Among our top performing holdings last year were Spieker Properties, a diversified REIT; Centerpoint Properties, an industrial REIT; Avalon Bay, an apartment REIT; and Alexandria Real Estate Equities, an office space REIT. While these companies operate in different parts of the country and in different sectors of the real estate market, they share at least one thing in common--first-class management.

With supply and demand in equilibrium in most real estate markets nationwide, stock selection is critical, and the two factors that matter most are management quality and valuations. We want to invest with strong, sophisticated management teams that practice fiscal discipline and focus on growing earnings, and we want to pay a reasonable price for these businesses.

Q. What is your outlook for real estate?

A. My outlook for the real estate companies that the Fund owns is essentially more of the same. We think their growth rates and dividend yields are more secure than they have ever been. Their managements are more seasoned and smarter, and their balance sheets look good.

The one question mark is that the REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate and has not yet gone through a complete economic cycle. Some investors are concerned that we are coming toward the end of an economic cycle and that when the next recession comes, real estate will be besieged by the same difficulties it suffered in the late 1980s and early 1990s.

To my mind nothing could be further from the truth. Perhaps the key difference in this real estate cycle versus other cycles historically has been the absence of overbuilding. When the economy turns down, as it inevitably will, demand will certainly slow. However, real estate companies will not be burdened by excess new supply as they were in the late 1980s and early 1990s, and that is a big positive for the industry.

Every quarter that goes by where these companies perform better and better--whether the economy is surging or slowing, whether interest rates are rising or falling--simply increases their credibility, and every bit of increased credibility adds to their multiples. In the long run, a recession could even prove beneficial. If real estate companies perform as well in relative terms during the next downturn as I think they will, that could result in a permanent upward revaluation of their P/E multiples.(3)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of (0.97)% for the year ended December 31, 2000(4) versus an average return of 0.46% for the 64 convertible securities funds tracked by Lipper Analytical Services.(6) Since the Fund's inception on May 1, 1992, its Class A shares have generated an average annual return on net asset value of 12.91%. According to Morningstar, "Davis has built a good track record here over the long haul: The fund's trailing five-year return lands in the top half of the category, and its volatility has been below average."(11)

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS

Q. Could you provide some perspective on the performance of the convertible securities market and the Fund last year?

A. The year 2000 was marked by a persistent retreat for stock prices with all major indexes down for the year. Consequently, the value of convertible securities also fell under pressure. According to Merrill Lynch, the domestic convertible security market declined an even 10.0% last year with very few sectors performing well. Those sectors that did well included utilities (up 76%), health-care (up 41%), energy (up 40%) and financials (up 30%). Those sectors that performed poorly included telecommunications convertibles (down 47%) and technology convertibles (down 17%). These two industries dominate the convertible universe comprising more than 40% of the total marketplace for convertibles. Other weak sectors in 2000 included materials convertibles (down 27%) and consumer discretionary convertibles (down 18%).

A significant dichotomy in performance also existed between speculative- or junk-rated convertibles versus their investment-grade brethren. Speculative-grade issues declined 23% in 2000 versus a gain of 3.25% for investment-grade issues. As of this writing, the average credit quality of the convertible security universe has fallen solidly below investment-grade for the first time in five years with 54% of issues currently rated speculative. Consequently, as portfolio managers, we have had fewer attractive issues from which to choose and have reduced the number of holdings within the Fund.

The Davis Convertible Securities Fund was down 0.97% for the year, practically a break-even return. Our top weightings were in real estate (26%), energy (13%), telecommunications (13%) and financial services (12%). Several of the Fund's holdings benefited from credit quality upgrades during the year, and the Fund finished the year with an average investment-grade credit quality of BBB.(12)

Q. What were some of the Fund's best performing holdings for the year?

A. Leading the way was Devon Energy(8), which was up 67% for the year. Devon is a core holding that the Fund has owned for many years. Devon's management team is among the best across all industries. The firm delivers consistent results even in down times and 2000 was no exception.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

We were also pleased with the results from another large holding, American Tower, which rose 20% in 2000. American Tower constructs, leases and services wireless communications towers. The success of this firm is directly tied to the growth in cellular communications and other wireless devices, a business on which we are quite bullish.

A discussion of the Fund's strong performers would not be complete without mentioning our opportunistic, Davis-style investment in Costco. We bought Costco shortly after the company announced disappointing earnings in the spring. We believed that the market had overreacted to these earnings results because Costco is one of the nation's largest wholesale discount clubs and it is led by a superior management team. Our belief was vindicated, and the Fund finished the year up 27% in the position.

Q. Were there holdings that performed poorly?

A. Because we tend to be optimists, we start with our winners. However, we also made our share of mistakes. Leading the list of disappointments was IMAX, which manufactures and sells theater equipment and systems to theater owners. The company has a quality family- and education-oriented franchise, and we felt that it would eventually be bought by a much larger entity, such as Disney or Sony. Unfortunately, many of the nation's theater chains declared bankruptcy this past year, and we underestimated the negative impact that this would have on IMAX. This one holding cost the Fund nearly 2% in overall performance in 2000.

Another disappointment was Loral Space & Communications. We bought this company primarily because of its Globalstar subsidiary, which owns a satellite communications network that provides wireless communications anywhere around the globe directly competing with cellular technology. Our mistake in owning this name was twofold. First, we overestimated the demand for "anywhere" communications and, second, we underestimated how difficult it would be to sell satellite handsets (i.e. phones) that are five to ten times more expensive than a typical cellular phone.

Q. What is your long-term outlook?

A. Our outlook for the convertible security universe is one of tempered enthusiasm. While we anticipate a soft landing for the economy as a whole, we expect that many industries will suffer a hard landing. Although it is more difficult to find attractive investment opportunities than it was in years past, they do still exist and we are still applying our 80%/50% rule to find them. That is we target convertibles that we think can deliver 80% or more of the underlying stock's upside potential while avoiding at least 50% of the downside risk if the stock price falls.(13)

If interest rates stay at current levels or decline as the economy slows, the performance of the convertible market will be subject to competing influences. On the one hand, slowing growth in gross domestic product (and a potential recession) should lead to reduced corporate earnings growth, putting pressure on stock and convertible prices. On the other hand, lower interest rates should make convertible yields more attractive, causing convertible prices to rise.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

On another note, I am delighted to report to shareholders that Jason A. Voss, my long-term colleague and convertible securities analyst, has partnered with me as portfolio manager of the Davis Convertible Securities Fund since September 21, 2000. Jason was directly responsible for many of the Fund's outperforming investments in 2000, including American Tower and our additional investment in Devon Energy. I look forward to his insights and plan to draw on his expertise frequently in 2001 and beyond.(3)

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

The Davis Government Bond Fund's Class A shares provided a total return on net asset value of 9.81% for the one-year period ended December 31, 2000.(4) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 10.18% over the same time period.(5)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. Could you recap the performance of the bond market and the Fund last year?

A. The Fund benefited from a favorable climate for fixed-income securities. While major equity indexes were lower for the year, bonds performed well in general and U.S. Treasury securities performed the best of all.

Investors were beset with concerns throughout the year. The primary concerns earlier in the year centered on the possibility that inflation might resurface and the expectation of further interest rate hikes by the Federal Reserve. The Fed's aggressive half-percentage point increase in short-term rates in May turned out to be its final rate increase for 2000, and around midyear, those worries gave way to fears about the slowing economy and the possibility of recession. The precipitous drop in prices on the NASDAQ market, layoffs and bankruptcies at dot-com companies, and earnings worries even among blue-chip technology and Old Economy companies heightened the uncertainty. In this environment, investors sought shelter in their traditional safe haven--U.S. Treasury securities.

At the same time, U.S. Government agency securities performed poorly relative to Treasuries due to ongoing debate in Congress about reining in the growth of Fannie Mae and Freddie Mac, two government-sponsored enterprises created to maintain the availability of funds for mortgage lending. Proposed legislation that would increase regulatory oversight of both entities continues to have a dampening effect on this sector of the market as it did in 2000.

Q. How did you manage the Fund in this environment?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO - CONTINUED

A. By midyear, we felt the Fed was at the end of its rate hike cycle, and we began extending maturities within the intermediate-term range in order to lock in higher yields and benefit from the price appreciation potential of longer term securities in a declining interest rate environment. In January of 2001, the Federal Reserve again acted decisively with two different half-percentage point decreases in short-term rates in an effort to bolster the flagging economy.

Furthermore, because of the concerns hampering the agency market, around the middle of 2000 we also decided to liquidate the Fund's longer term agency positions and concentrate longer term holdings only in Treasury securities. Treasuries are a much more liquid and actively traded market. However, we continue to own shorter term U.S. agencies because they carry less risk of price volatility as interest rates change than longer maturities and they offer higher yields than comparable Treasury securities.

At year-end, about 31% of the Fund's portfolio was invested in U.S. Treasuries, 32% in agencies, 22% in the mortgage sector and the balance in cash. The weighted average effective maturity of the portfolio (taking into account bond call features and the average life of mortgage-backed securities) was around eight years.

Q. What is your overall strategy for managing the Fund going forward?

A. In keeping with the Davis Funds philosophy of building wealth over time, we attempt to manage the Fund as a well-rounded, all-weather fund. We diversify the portfolio with many types of U.S. Government securities and invest primarily in intermediate-term bonds within the three- to 10-year maturity range because they tend to perform best in the long run. Intermediate-term securities give the Fund the chance to capture the lion's share of the gains when interest rates fall and bond prices rise, and they do not decline as drastically as long-term bonds when interest rates rise.

Our goal is to create a well-balanced portfolio that allows investors to participate in the returns and security of U.S. Government bonds. Because we manage the Fund according to established, long-term investment principles, we do not attempt to time the market or stay ahead of interest rate changes. However, our disciplined research process focuses on evaluating U.S. economic and interest rate trends, which drive bond market performance. While our long-term approach is intended to reduce portfolio turnover, we do adjust the percentages allocated to the three major sectors of the government market--Treasuries, agencies and mortgage-backed securities--as relative values and opportunities change.(3)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series Funds, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) There is no guarantee that the financial services or medical sectors will in fact continue to outperform the overall market.

(3) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Because Davis Financial Fund concentrates its investments in the banking and financial sectors it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the banking and financial sectors much more than a fund that does not concentrate its portfolio.

Because Davis Real Estate Fund concentrates its investments in the real estate sector it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Because Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ended December 31, 2000.

*(Without a 4.75% sales charge taken into consideration)


-----------------------------------------------------------------------------------------------------------------------
FUND NAME                             1 YEAR             3 YEAR             5 YEAR                 INCEPTION
---------                             ------             ------             ------                 ---------
-----------------------------------------------------------------------------------------------------------------------
Davis Financial                       32.16%             14.37%             23.24%             23.46% - 05/01/91
-----------------------------------------------------------------------------------------------------------------------
Davis Real Estate                     25.76%             (0.61)%            10.97%             11.50% - 01/03/94
-----------------------------------------------------------------------------------------------------------------------
Davis Convertible Securities          (0.97)%             3.19%             12.85%             12.91% - 05/01/92
-----------------------------------------------------------------------------------------------------------------------
Davis Growth Opportunity              11.49%             14.46%             17.85%             21.30% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------
Davis Government Bond                  9.81%              4.06%             4.69%              5.79% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------

*(With a 4.75% sales charge taken into consideration)



-----------------------------------------------------------------------------------------------------------------------
FUND NAME                             1 YEAR             3 YEAR             5 YEAR                 INCEPTION
---------                             ------             ------             ------                 ---------
-----------------------------------------------------------------------------------------------------------------------
Davis Financial                       25.88%             12.53%             22.05%             22.85% - 05/01/91
-----------------------------------------------------------------------------------------------------------------------
Davis Real Estate                     19.79%             (2.21)%            9.90%              10.73% - 01/03/94
-----------------------------------------------------------------------------------------------------------------------
Davis Convertible Securities          (5.68)%             1.52%             11.76%             12.28% - 05/01/92
-----------------------------------------------------------------------------------------------------------------------
Davis Growth Opportunity               6.17%             12.62%             16.71%             20.33% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------
Davis Government Bond                  4.56%              2.40%             3.67%              4.94% - 12/01/94
-----------------------------------------------------------------------------------------------------------------------


(5) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. As of December 29, 2000, 106 companies were included in this index, with a total market capitalization of $134.27 billion. The Index is rebalanced monthly and returns are calculated on a buy and hold basis.

III. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(6) Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(7) Source: Morningstar Mutual Fund Reports, May 10, 2000.

(8) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(9) Source: Morningstar Mutual Fund Reports, April 13, 2000.

(10) Source: Morningstar Mutual Funds, March 30, 2000.

(11) Source: Morningstar Mutual Fund Reports, May 11, 2000.

(12) According to Standard & Poor's Corporate Bond Ratings, debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

(13) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities that the Fund purchases will actually perform in line with our expectations.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

DAVIS SERIES, INC.
DAVIS  GROWTH OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities      2.3%
Common Stocks                                          97.2%
Preferred Stock                                         0.5%



SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Building Materials                       5.3%
Electronics                              4.9%
Financial Services                      18.5%
Computer Networking Systems              2.6%
Insurance                               10.8%
Hotels & Motels                          2.1%
Pharmaceutical and Healthcare           14.7%
Food & Beverage                          4.0%
Technology                               8.5%
Banks and Savings & Loan                 5.6%
Telecommunications                      11.1%
Other                                    7.9%
Advertising                              4.0%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------------------------------------
Stilwell Financial, Inc.                       Investment Firms                                          5.04%
Golden West Financial Corp.                    Banks and Savings & Loan Associations                     4.40%
Masco Corp.                                    Building Materials                                        4.14%
Capital One Financial Corp.                    Financial Services                                        4.05%
WPP Group PLC                                  Advertising Agencies                                      3.90%
Genzyme Corp.                                  Pharmaceuticals & Health Care                             3.87%
Transatlantic Holdings, Inc.                   Property/Casualty Insurance                               3.61%
Providian Financial Corp.                      Financial Services                                        3.44%
Lexmark International, Inc.                    Technology                                                2.99%
Wm. Wrigley Jr. Co.                            Food/Beverage & Restaurant                                2.86%

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted positions are those greater than 0.99% of 12/31/00 total net assets)


                                                                                  DATE OF 1ST  % OF 12/31/00
SECURITY                                         SECTOR                           PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Accelerated Networks, Inc.                       Telecommunications               06/22/00          -
Active Power, Inc.                               Technology                       08/07/00          -
Advanced Switching Communications, Inc.          Telecommunications               10/04/00          -
Alamosa PCS Holdings, Inc.                       Telecommunications               02/03/00          -
Alza Corp.                                       Pharmaceuticals & Health Care    03/20/00          -
Apogent Technologies Inc.                        Pharmaceuticals & Health Care    06/27/00          2.22%
Apropos Technology, Inc.                         Internet Software                02/17/00          -
ArrowPoint Communications                        Networking                       03/30/00          -
Asiainfo Holdings, Inc.                          Internet Software                03/02/00          -
Aspect Medical Systems, Inc.                     Pharmaceuticals & Health Care    01/27/00          -
AvantGo Inc.                                     Computer Software                09/26/00          -
Avenex Corp.                                     Telecommunications               02/03/00          -
Avenue A, Inc.                                   E-Marketing                      02/28/00          -
Avici Systems Inc.                               Networking                       07/27/00          -
Bank One Corp.                                   Banks and Savings & Loan         07/19/00          1.09%
Blue Martini Software, Inc.                      Internet Software                07/24/00          -
BMC Software, Inc.                               Technology                       01/10/00          1.35%
Bristol-Myers Squibb Co.                         Pharmaceuticals & Health Care    05/02/00          2.78%
Buy.com, Inc.                                    E-Commerce                       02/07/00          -
CheckFree Holdings Corp.                         Computer Software                04/19/00          -
Choice One Communications Inc.                   Telecommunications               02/16/00          -
Comcast Corp., Class A                           Telecommunications               09/25/00          1.00%
Corio, Inc.                                      Computer Software                07/20/00          -
Corvis Corp.                                     Telecommunications               07/27/00          -
Cosine Communications, Inc.                      Telecommunications               09/25/00          -
Cox Communications, Inc., Class A                Telecommunications               08/18/00          2.78%
Diageo PLC ADR                                   Food/Beverage & Restaurant       07/18/00          1.06%
DigitalThink, Inc.                               Internet Content                 02/24/00          -
Digitas Inc.                                     E-Marketing                      03/13/00          -
Dobson Communications Corp.                      Telecommunications               02/03/00          -
Eden Bioscience Corp.                            Agricultural Biotechnology       09/26/00          -
Entravision Communications Corp.                 Telecommunications               08/02/00          -
Eprise Corp.                                     E-Commerce                       03/24/00          -
Exfo Electro-Optical Engineering Inc.            Telecommunications               06/29/00          -
FirstWorld Communications Inc.                   Technology                       03/07/00          -
Flag Telecom Holdings Ltd.                       Telecommunications               02/11/00          -
Genzyme Corp.                                    Pharmaceuticals & Health Care    06/28/00          3.87%
GigaMedia Ltd.                                   Technology                       02/17/00          -
Giganet Ltd.                                     Telecommunications               08/04/00          -
Handspring, Inc.                                 Telecommunications               06/20/00          -
Hotel Reservations Network, Inc.                 E-Commerce                       02/25/00          -

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 - CONTINUED
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00) - CONTINUED
(Highlighted positions are those greater than 0.99% of 12/31/00 total net assets)

                                                                                  DATE OF 1ST  % OF 12/31/00
SECURITY                                         SECTOR                           PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Household International, Inc.                    Financial Services               04/03/00          1.18%
Hyseq, Inc.                                      Pharmaceuticals & Health Care    11/16/00          0.86%
Illumina, Inc.                                   Medical Products                 07/27/00          -
IMPSAT Fiber Networks Inc.                       Telecommunications               01/31/00          -
IMS Health Inc.                                  Pharmaceuticals & Health Care    06/30/00          2.26%
Inforte Corp.                                    Computer Services                02/17/00          -
International Speedway Corp.                     Race Tracks                      09/22/00          0.98%
Intersil Holding Corp.                           Electronics                      02/24/00          -
Interwave Communications International Ltd.      Telecommunications               01/28/00          -
iPrint.com, Inc.                                 E-Commerce                       03/07/00          -
Ixia                                             Networking                       10/17/00          -
Kansas City Southern Industries, Inc.            Transportation                   05/01/00          -
Lante Corp.                                      E-Commerce                       02/10/00          -
LendingTree, Inc.                                Internet Content                 02/15/00          -
Lexent Inc.                                      Telecommunications               07/27/00          -
Lightspan Inc.                                   Computer Software                02/09/00          -
LogicVision, Inc. Pfd Class I                    Technology                       01/28/00          0.45%
Lucent Technologies Inc.                         Telecommunications               04/13/00          1.21%
Marvel Technology Group Ltd.                     Electronics                      06/26/00          -
MatrixOne, Inc.                                  Computer Software                02/29/00          -
Mediacom Communications Corp.                    Cable TV                         02/03/00          -
Microtune, Inc.                                  Electronics                      08/04/00          -
Moody's Corp                                     Financial Services               08/18/00          1.46%
Motorola, Inc.                                   Telecommunications               08/18/00          1.21%
Neoforma.com, Inc.                               E-Commerce                       01/24/00          -
Net.Genesis Corp.                                E-Marketing                      02/29/00          -
Netpliance, Inc.                                 Technology                       03/17/00          -
Net2000 Communications, Inc.                     Telecommunications               03/06/00          -
Network Engines, Inc.                            Technology                       07/13/00          -
New Focus, Inc.                                  Telecommunications               05/17/00          -
Nextel Partners                                  Telecommunications               02/22/00          -
Niku Corp.                                       E-Commerce                       02/28/00          -
Nuance Communications                            Technology                       04/12/00          -
ONI Systems Corp.                                Technology                       05/31/00          -
Onvia.com, Inc.                                  E-Commerce                       02/29/00          -
Organic, Inc.                                    E-Commerce                       02/09/00          -
OTG Software, Inc.                               Internet Software                03/09/00          -
Palm, Inc.                                       Telecommunications               03/01/00          -
Precise Software Solutions Ltd.                  Computer Software                06/29/00          -
Proton Energy Systems, Inc.                      Electronics                      09/28/00          -
PSI Technologies Holdings, Inc.                  Electronics                      03/16/00          -

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 - CONTINUED
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00) - CONTINUED
(Highlighted positions are those greater than 0.99% of 12/31/00 total net assets)

                                                                                  DATE OF 1ST  % OF 12/31/00
SECURITY                                         SECTOR                           PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Quantum Effect Devices, Inc.                     Electronics                      01/31/00          -
Rediff.com India Ltd.                            Internet Content                 06/14/00          -
Register.com                                     Internet Content                 03/03/00          -
Resonate Inc.                                    Computer Software                08/02/00          -
St. Assembly Test Services Ltd.                  Electronics                      01/28/00          -
ScreamingMedia Inc.                              Internet Content                 08/02/00          -
Sea Containers Ltd., Class A                     Transportation                   08/03/00          0.65%
Selectica, Inc.                                  Internet Software                03/09/00          -
Sequenom Inc.                                    Medical Products                 01/31/00          -
724 Solutions Inc.                               Internet Software                01/27/00          -
Silicon Laboratories Inc.                        Electronics                      03/23/00          -
Skillsoft Corp.                                  Internet Content                 01/31/00          -
SMTC Corp.                                       Electronics                      07/20/00          -
Sonus Networks, Inc.                             Telecommunications               05/24/00          -
Southern Energy, Inc.                            Energy                           09/26/00          -
Stepstone ASA                                    E-Commerce                       02/29/00          -
StorageNetworks, Inc.                            Computer Software                06/29/00          -
Switchboard, Inc.                                E-Commerce                       03/02/00          -
Taiwan Semiconductor Manufacturing Co. Ltd.      Electronics                      11/28/00          0.25%
Taiwan Semiconductor Manufacturing
    Co. Ltd. ADR                                 Electronics                      09/25/00          0.62%
Talarian Communications Corp.                    Computer Software                07/20/00          -
Telaxis Communications Corp.                     Telecommunications               02/01/00          -
Tele1 Europe Holding AB                          Telecommunications               03/15/00          -
Tellabs, Inc.                                    Telecommunications               03/08/00          2.77%
Therma-Wave Inc.                                 Electronics                      02/03/00          -
Transmeta Corp.                                  Electronics                      11/06/00          -
Turnstone Systems, Inc.                          Networking                       01/31/00          -
TyCom, Ltd.                                      Telecommunications               10/17/00          1.87%
Universal Access, Inc.                           Computer Software                03/16/00          -
Uproar Inc.                                      Internet Content                 03/17/00          -
UTStarcom, Inc.                                  Telecommunications               03/02/00          -
Valueclick, Inc.                                 E-Marketing                      03/30/00          -
Vertex Pharmaceuticals Inc.                      Pharmaceuticals & Health Care    03/10/00          1.79%
Viasystems Group, Inc.                           Electronics                      03/23/00          -
Vicinity Corp.                                   E-Marketing                      02/09/00          -
Virage, Inc.                                     Computer Software                06/28/00          -
webMethods, Inc.                                 E-Commerce                       02/10/00          -
Websense                                         E-Commerce                       03/28/00          -
Wm. Wrigley Jr. Co.                              Food/Beverage & Restaurant       11/08/00          2.86%
Witness Systems, Inc.                            Computer Software                02/10/00          -

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 - CONTINUED
================================================================================
POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $500,000 are highlighted)

                                                                                  DATE OF FINAL
SECURITY                                         SECTOR                           SALE           GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Accelerated Networks, Inc.                       Telecommunications               06/23/00       $    59,997
Active Power, Inc.                               Technology                       08/08/00           345,608
Advanced Switching Communications, Inc.          Telecommunications               10/06/00             8,998
Alamosa PCS Holdings, Inc.                       Telecommunications               02/04/00            54,995
Alza Corp.                                       Pharmaceuticals & Health Care    09/12/00         2,398,919
Apropos Technology, Inc.                         Internet Software                02/17/00            48,997
ArrowPoint Communications                        Networking                       03/31/00           147,180
Asiainfo Holdings, Inc.                          Internet Software                03/03/00            67,972
ASM Lithography Holding N.V.                     Capital Equipment                08/17/00         5,422,000
Aspect Medical Systems, Inc.                     Pharmaceuticals & Health Care    01/28/00            13,224
AvantGo Inc.                                     Computer Software                09/27/00            13,312
Avaya Inc.                                       Telecommunications               11/21/00          (178,392)
Avenex Corp.                                     Telecommunications               02/04/00           149,931
Avenue A, Inc.                                   E-Marketing                      02/29/00           121,932
Avici Systems Inc.                               Networking                       07/28/00           308,110
Blue Martini Software, Inc.                      Internet Software                07/26/00           214,965
Buy.com, Inc.                                    E-Commerce                       02/11/00           592,459
CheckFree Holdings Corp.                         Computer Software                11/22/00           917,075
Choice One Communications Inc.                   Telecommunications               02/17/00             3,650
Corio, Inc.                                      Computer Software                07/25/00            21,916
Corvis Corp.                                     Telecommunications               07/28/00           284,985
Cosine Communications, Inc.                      Telecommunications               09/29/00           333,106
Crescent Operating, Inc.                         Diversified                      02/10/00          (186,478)
Dallas Semiconductor Corp.                       Electronics                      08/17/00           941,346
DigitalThink, Inc.                               Internet Content                 02/25/00            11,749
Digitas Inc.                                     E-Marketing                      03/16/00             5,998
Dobson Communications Corp.                      Telecommunications               02/04/00             2,374
Donaldson, Lufkin & Jenrette, Inc.               Financial Services               10/11/00         2,586,096
Eden Bioscience Corp.                            Agricultural Biotechnology       09/27/00            36,372
Entravision Communications Corp.                 Telecommunications               08/02/00            13,759
Eprise Corp.                                     E-Commerce                       03/24/00             5,031
Exfo Electro-Optical Engineering Inc.            Telecommunications               08/17/00            69,121
FirstWorld Communications Inc.                   Technology                       03/08/00             8,124
Flag Telecom Holdings Ltd.                       Telecommunications               02/11/00            32,495
GigaMedia Ltd.                                   Technology                       02/18/00             5,550
Giganet Ltd.                                     Telecommunications               08/07/00            33,434
Globalstar Telecommunications Ltd.               Telecommunications               07/26/00         1,070,514
Handspring, Inc.                                 Telecommunications               06/21/00             3,312
Horace Mann Educators Corp.                      Property/Casualty Insurance      07/26/00        (1,080,657)
Hotel Reservations Network, Inc.                 E-Commerce                       02/25/00            43,746
Illumina, Inc.                                   Medical Products                 07/28/00            20,874

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 - CONTINUED
================================================================================
POSITIONS CLOSED (1/1/00-12/31/00) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                                  DATE OF FINAL
SECURITY                                         SECTOR                           SALE           GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
IMPSAT Fiber Networks Inc.                       Telecommunications               02/01/00      $     18,061
Inforte Corp.                                    Computer Services                02/18/00           121,243
Intel Corp.                                      Technology                       11/21/00         6,089,321
Intersil Holding Corp.                           Electronics                      02/25/00            21,998
Interwave Communications International Ltd.      Telecommunications               01/28/00            39,998
iPrint.com, Inc.                                 E-Commerce                       03/08/00             2,625
Ixia                                             Networking                       10/18/00            21,248
Kansas City Southern Industries, Inc.            Transportation                   07/13/00            29,910
Lante Corp.                                      E-Commerce                       02/11/00            30,998
LendingTree, Inc.                                Internet Content                 02/16/00             5,812
Lexent Inc.                                      Telecommunications               07/28/00             4,999
Lightspan Inc.                                   Computer Software                02/10/00             1,250
Marvel Technology Group Ltd.                     Electronics                      06/28/00           100,933
MatrixOne, Inc.                                  Computer Software                08/17/00            73,431
Mediacom Communications Corp.                    Cable TV                         02/04/00             3,123
Micron Technology, Inc.                          Electronics                      08/17/00         4,149,439
Microtune, Inc.                                  Electronics                      08/04/00            30,154
Neoforma.com, Inc.                               E-Commerce                       01/28/00            70,547
Net.Genesis Corp.                                E-Marketing                      02/29/00            18,937
Netpliance, Inc.                                 Technology                       03/17/00            38,118
Net2000 Communications, Inc.                     Telecommunications               03/07/00            38,797
Network Engines, Inc.                            Technology                       07/13/00            24,498
New Focus, Inc.                                  Telecommunications               05/18/00           140,304
Nextel Partners                                  Telecommunications               02/23/00            52,182
Niku Corp.                                       E-Commerce                       02/29/00           226,395
Nuance Communications                            Technology                       04/13/00            14,686
ONI Systems Corp.                                Technology                       06/02/00           281,705
Onvia.com, Inc.                                  E-Commerce                       03/01/00            32,061
Organic, Inc.                                    E-Commerce                       02/10/00           155,116
OTG Software, Inc.                               Internet Software                03/10/00            35,998
Palm, Inc.                                       Telecommunications               03/02/00           383,575
Precise Software Solutions Ltd.                  Computer Software                07/07/00             4,374
Proton Energy Systems, Inc.                      Electronics                      09/29/00            71,245
PSI Technologies Holdings, Inc.                  Electronics                      03/16/00             2,000
Quantum Effect Devices, Inc.                     Electronics                      02/01/00            58,497
Rediff.com India Ltd.                            Internet Content                 06/15/00            30,310
Register.com                                     Internet Content                 03/03/00            10,499
Resonate Inc.                                    Computer Software                08/04/00            38,434
SAGA SYSTEMS, Inc.                               Computer Software                08/28/00          (873,920)
St. Assembly Test Services Ltd.                  Electronics                      08/17/00          (974,343)
The Santa Cruz Operation, Inc.                   Computer Software                07/19/00        (3,154,453)

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 - CONTINUED
================================================================================
POSITIONS CLOSED (1/1/00-12/31/00) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                                  DATE OF FINAL
SECURITY                                         SECTOR                           SALE           GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
ScreamingMedia Inc.                              Internet Content                 08/03/00      $     (1,500)
Selectica, Inc.                                  Internet Software                03/10/00           107,995
Sepracor, Inc.                                   Pharmaceuticals & Health Care    06/21/00         4,188,278
Sequenom Inc.                                    Medical Products                 02/01/00            55,997
724 Solutions Inc.                               Internet Software                01/28/00            49,372
Silicon Laboratories Inc.                        Electronics                      03/27/00            76,995
Skillsoft Corp.                                  Internet Content                 02/01/00             6,062
SMTC Corp.                                       Electronics                      07/21/00             6,624
Sonus Networks, Inc.                             Telecommunications               05/25/00           122,805
Southern Energy, Inc.                            Energy                           09/27/00            93,773
Stepstone ASA                                    E-Commerce                       03/01/00             3,955
StorageNetworks, Inc.                            Computer Software                07/07/00           253,738
Switchboard, Inc.                                E-Commerce                       03/02/00             8,999
Sycamore Networks, Inc.                          Computer Networking Systems      08/17/00           882,468
SYNAVANT Inc.                                    Computer Software                11/03/00           (20,482)
Talarian Communications Corp.                    Computer Software                07/21/00             7,499
Telaxis Communications Corp.                     Telecommunications               02/03/00            34,686
Tele1 Europe Holding AB                          Telecommunications               03/16/00            27,496
Therma-Wave Inc.                                 Electronics                      02/04/00            43,747
Transmeta Corp.                                  Electronics                      11/07/00           121,867
Turnstone Systems, Inc.                          Networking                       02/01/00           309,735
Universal Access, Inc.                           Computer Software                03/17/00            73,120
Uproar Inc.                                      Internet Content                 03/17/00           (12,202)
UTStarcom, Inc.                                  Telecommunications               03/03/00           245,770
Valueclick, Inc.                                 E-Marketing                      03/31/00             5,467
Viasystems Group, Inc.                           Electronics                      03/29/00            (5,811)
Vicinity Corp.                                   E-Marketing                      02/09/00            12,874
Virage, Inc.                                     Computer Software                06/29/00             6,312
Vulcan Materials Co.                             Building Materials               08/17/00            21,049
webMethods, Inc.                                 E-Commerce                       02/11/00           170,118
Websense                                         E-Commerce                       03/31/00            21,499
Witness Systems, Inc.                            Computer Software                02/10/00            11,218

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2000.

---------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ..............................  6.17%
Five Year.............................. 16.71%
Life of Class (December 1, 1994
  through December 31, 2000)........... 20.33%
---------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Growth Opportunity Fund ("DGOF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2000 the value of your investment would have grown to $30,871 - a 208.71% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

               S & P 500      DGOF-A

12/1/94        $10,000        $ 9,523
1994           $10,305        $ 9,259
1995           $14,164        $13,578
1996           $17,407        $16,121
1997           $23,206        $20,587
1998           $29,825        $21,064
1999           $36,092        $27,689
2000           $32,805        $30,871


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2000.

------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................   7.31%
Five Year................................ 16.76%
Ten Years................................ 16.07%
------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Growth Opportunity Fund ("DGOF-B") on December 31, 1990. As the chart shows, by December 31, 2000 the value of your investment would have grown to $44,387 - a 343.87% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DGOF-B

12/31/90       10,000.00      $10,000
12/31/91       13,034.00      $14,093
12/31/92       14,025.00      $13,688
12/31/93       15,432.00      $15,215
12/31/94       15,642.00      $13,934
12/31/95       21,499.00      $20,266
12/31/96       26,422.00      $23,886
12/31/97       35,225.00      $30,293
12/31/98       45,271.00      $30,781
12/31/99       54,785.00      $40,145
12/31/00       49,794.00      $44,387



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ............................... 9.60%
Life of Class (August 15, 1997
   through December 31, 2000)........... 9.95%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Growth Opportunity Fund ("DGOF-C") on August 15, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $13,778 - a 37.78% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DGOF-C

 8/15/97       $10,000        $10,000
12/31/97       $10,863        $ 9,434
12/31/98       $13,961        $ 9,574
12/31/99       $16,895        $12,477
12/31/00       $15,356        $13,778




Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ............................... 11.83%
Life of Class (September 18, 1997
  through December 31, 2000)...........   9.41%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Growth Opportunity Fund ("DGOF-Y") on September 18, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $13,443 - a 34.43% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DGOF-Y

 9/18/97       $10,000        $10,000
12/31/97       $10,330        $ 8,902
12/31/98       $13,276        $ 9,096
12/31/99       $16,066        $12,021
12/31/00       $14,603        $13,443




Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS  FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000
================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities      2.3%
Common Stocks                                          97.7%



SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Building Materials                       3.6%
Banking                                  7.9%
Insurance                               20.6%
Data Processing                          2.3%
Other                                    3.9%
Telecommunications                       5.9%
Financial Services                      42.5%
Consumer Products                        2.5%
Diversified                              8.3%
Wholesale                                2.5%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------------------------------------
American Express Co.                           Financial Services                                        8.88%
Transatlantic Holdings, Inc.                   Property/Casualty Insurance                               6.45%
Providian Financial Corp.                      Financial Services                                        5.50%
Household International, Inc.                  Financial Services                                        5.02%
Tyco International Ltd.                        Diversified Manufacturing                                 4.75%
Tellabs, Inc.                                  Telecommunications                                        4.56%
Stilwell Financial, Inc.                       Investment Firms                                          3.93%
Capital One Financial Corp.                    Financial Services                                        3.79%
Moody's Corp.                                  Financial Services                                        3.50%
Citigroup, Inc.                                Financial Services                                        3.49%

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================
NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted positions are those greater than 1.99% of 12/31/00 total net assets)


                                                                                DATE OF 1ST       % OF 12/31/00
SECURITY                                       SECTOR                           PURCHASE          FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Bank One Corp.                                 Banks and Savings & Loan         07/19/00                 0.36%
Costco Wholesale Corp.                         Wholesale                        05/24/00                 2.40%
First Data Corp.                               Data Processing                  09/08/00                 2.21%
Lexmark International, Inc.                    Technology                       01/05/00                 1.86%
Loews Corp.                                    Multi-Line Insurance             08/07/00                 1.72%
Moody's Corp.                                  Financial Services               08/02/00                 3.50%
Sealed Air Corp.                               Industrial                       07/06/00                 1.98%
Sun Life Financial Services of Canada          Life Insurance                   03/22/00                 2.34%
Tellabs, Inc.                                  Telecommunications               04/06/00                 4.56%
TyCom, Ltd.                                    Telecommunications               07/26/00                 1.21%


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $1,000,000 are highlighted)


                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE           GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
Bank of East Asia Ltd.                         Banks and Savings & Loan         04/12/00       $        99,831
Berkshire Hathaway, Inc., Class B              Diversified                      06/20/00                 1,337
Chubb Corp.                                    Property/Casualty Insurance      03/06/00                48,996
Cincinnati Financial Corp., Sr. Deb.,
     Conv., 5.50%, 05/01/02                    Property/Casualty Insurance      06/21/00               709,688
Donaldson, Lufkin & Jenrette, Inc.             Investment Firms                 10/11/00            31,594,546
Freddie Mac                                    Financial Services               06/29/00            (5,348,705)
Hewlett-Packard Co.                            Technology                       04/11/00             4,744,762
HomeFed Corp.                                  Real Estate Development          01/06/00               103,601
International Business Machines Corp.          Technology                       02/17/00            13,878,821
Kansas City Southern Industries, Inc.          Transportation                   07/13/00               328,103
Legg Mason, Inc.                               Financial Services               07/07/00             3,267,907
McDonald's Corp.                               Restaurant & Food                01/31/00            11,127,464
ReliaStar Financial Corp.                      Life Insurance                   05/10/00             3,311,258
Travelers Property Casualty Corp., Class A     Property/Casualty Insurance      03/07/00              (561,358)
U.S. Bancorp                                   Banks and Savings & Loan         02/10/00            (3,234,514)
Vulcan Materials Co.                           Building Materials               07/18/00             2,494,766

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ...............................25.88%
Five Year...............................22.05%
Life of Class (May 1, 1991
   through December 31, 2000)...........22.85%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on May 1, 1991 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2000 the value of your investment would have grown to $73,138 - a 631.38% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DFF-A

  5/1/91       $10,000        $ 9,525
12/31/91       $11,234        $11,749
12/31/92       $12,089        $15,587
12/31/93       $13,302        $17,906
12/31/94       $13,482        $17,091
12/31/95       $18,531        $25,723
12/31/96       $22,774        $33,825
12/31/97       $30,361        $48,887
12/31/98       $39,021        $55,817
12/31/99       $47,221        $55,341
12/31/00       $42,919        $73,138



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................27.00%
Five Year ..............................21.98%
Life of Class (December 27, 1994
   through December 31, 2000)...........25.99%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2000 the value of your investment (less applicable contingent deferred sales charges) would have grown to $40,172 - a 301.72% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DFF-B

12/27/94       $10,000        $10,000
12/31/94       $10,003        $ 9,910
12/31/95       $13,749        $14,766
12/31/96       $16,897        $19,238
12/31/97       $22,526        $27,559
12/31/98       $28,951        $31,199
12/31/99       $35,035        $30,667
12/31/00       $31,844        $40,172




Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................30.04%
Life of Class (August 12, 1997
     through December 31, 2000).........14.81%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund ("DFF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $15,972 - a 59.72% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DFF-C

 8/12/97       $10,000        $10,000
12/31/97       $10,562        $10,946
12/31/98       $13,574        $12,397
12/31/99       $16,426        $12,189
12/31/00       $14,930        $15,972



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ...............................32.42%
Life of Class (March 10, 1997
   through December 31, 2000)...........18.99%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund ("DFF-Y") on March 10, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $19,394 - a 93.94% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DFF-Y

 3/10/97       $10,000        $10,000
12/31/97       $12,137        $12,866
12/31/98       $15,598        $14,741
12/31/99       $18,876        $14,646
12/31/00       $17,157        $19,394





Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000
================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities      6.1%
Common Stocks                                          24.1%
Preferred Stocks                                       34.6%
Bonds                                                  35.2%


SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------


Electronics                              4.7%
Energy                                  13.3%
Resorts/Theme Parks                      4.3%
Financial Services                      12.0%
Industrial                               3.8%
Real Estate                             26.4%
Multimedia                               3.5%
Technology                               9.0%
Insurance                                3.2%
Telecommunications                      12.7%
Other                                    7.1%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                                       SECTOR                        NET ASSETS
------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp. (Convertible into Devon Energy),
           5.50%, 08/02/04, Conv. Pfd.                                Energy                             6.64%
American Tower Corp., Ser. 144A, Conv. Notes, 6.25%, 10/15/09         Telecommunications                 6.02%
Vornado Realty Trust                                                  Diversified (REITS)                5.33%
Exchangeable Certificate Corp. (Convertible into
           American Express), Ser. 144A, 0.625%, 03/02/05             Financial Services                 4.69%
EOP Operating LP, Ser. 144A, Conv. Notes, 3.25%, 08/15/05             Real Estate Development            4.56%
General Growth Properties, 7.25%, 07/15/08, Cum. Conv. Pfd.           Diversified (REITS)                4.47%
Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum. Conv. Pfd. New         Industrial                         3.57%
Citigroup, Inc.                                                       Diversified Financial Services     3.53%
SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd.               Office/Industrial (REITS)          3.32%
News America Holdings, Conv. Sub. Deb., Zero Cpn., 03/11/13           Multimedia                         3.27%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 0.99% of 12/31/00 total net assets)


                                                                                  DATE OF 1ST  % OF 12/31/00
SECURITY                                              SECTOR                      PURCHASE     FUND NET ASSETS
------------------------------------------------------------------------------------------------------------------
American International Group, Inc., Conv.
       Notes, 0.5%, 05/15/07                          Insurance                   08/14/00              1.83%
Burr-Brown Corp. (Convertible into
       Texas Instruments), Conv. Sub. Notes,
       4.25%, 02/15/07                                Electronics                 07/24/00              2.08%
Costco Wholesale Corp.                                Wholesale                   05/24/00              0.64%
Costco Wholesale Corp., Conv. Sub. Notes,
       Zero Cpn., 08/19/17                            Wholesale                   05/24/00              0.70%
Crown Castle International Corp., 6.25%,
       08/15/12, Conv. Pfd.                           Telecommunications          07/27/00              1.57%
DECS Trust V (Convertible into Crown Castle),
       7.25%, 08/15/02, Conv. Pfd.                    Telecommunications          04/04/00              -
EOP Operating LP, Ser. 144A, Conv. Notes,
       3.25%, 08/15/05                                Real Estate Development     08/18/00              4.56%
Exchangeable Certificate Corp. (Convertible into
       American Express), Ser. 144A,
       0.625%, 03/02/05                               Financial Services          02/18/00              4.69%
International Rectifier Corp., Ser. 144A Conv.
       Sub. Notes, 4.25%, 07/15/07                    Electronics                 10/25/00              0.83%
Kmart Financing I, 7.75%, 06/15/16, Conv. Pfd.        Retail                      01/19/00              1.08%
Loral Space & Communications, Inc., 6.00%,
       Ser. 144A Conv. Pfd.                           Telecommunications          02/14/00              -
Providian Financial Corp., Conv. Notes,
       3.25%, 08/15/05                                Financial Services          08/17/00              0.23%


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $1,000,000 are highlighted)

                                                                                   DATE OF
SECURITY                                              SECTOR                       FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01    Financial Services           04/05/00      $  1,679,193
American Express Credit, Conv. Notes,
       1.125%, 02/19/03                               Financial Services           02/16/00         3,387,026
American International Group, Inc., Conv. Notes,
       2.25%, 7/30/04                                 Insurance                    07/31/00        (2,831,153)
Bank One Corp., Conv. Deb., 12.75%, 12/01/00          Financial Services           03/20/00        (3,779,726)
Camden Property Trust                                 Multi-Family Housing         08/22/00           123,840
Crescent Real Estate Equities, 6.75%, Ser. A
       Conv. Pfd.                                     Office/Industrial (REITS)    06/05/00        (1,627,294)
DECS Trust V (Convertible into Crown Castle),
       7.25%, 08/15/02, Conv. Pfd.                    Telecommunications           07/26/00          (215,318)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 - CONTINUED
================================================================================

POSITIONS CLOSED (1/1/00-12/31/00) - CONTINUED
(Gains and losses greater than $1,000,000 are highlighted)


                                                                                   DATE OF
SECURITY                                              SECTOR                       FINAL SALE    GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------------
Equity Office Properties Trust, 5.25%, Ser. B
       Cum. Conv. Pfd.                                Office/Industrial (REITS)    09/08/00       $  (861,374)
Glenborough Realty Trust, 7.75%, Ser. A Conv. Pfd.    Diversified (REITS)          01/20/00          (474,434)
Glenborough Realty Trust, Inc.                        Diversified (REITS)          02/24/00          (405,769)
HomeFed Corp.                                         Real Estate Development      01/06/00            27,006
IMAX Corp., Conv. Sub. Deb., 5.75%, 04/01/03          Industrial                   10/13/00        (5,128,590)
Loral Space & Communications, Inc., 6.00%,
       Pfd. Conv. Ser. C                              Telecommunications           02/14/00        (1,133,913)
Loral Space & Communications, Inc., 6.00%,
       Ser. 144A Conv. Pfd.                           Telecommunications           12/08/00        (1,750,025)
Loral Space & Communications, Ltd.                    Telecommunications           12/11/00          (368,840)
MidAmerican Energy Holdings Co.                       Energy                       03/15/00            60,138
Public Storage, Inc.                                  Self Storage (REITS)         12/21/00          (274,008)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
 CLASS A SHARES

(This calculation includes an initial sales charge of 4 3/4%.)

One Year ...............................(5.68%)
Five Year ..............................11.76%
Life of Class (May 1, 1992
    through December 31, 2000)..........12.28%
--------------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on May 1, 1992 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2000 the value of your investment would have grown to $27,297 - a 172.97% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.




               S & P 500      DCSF-A

  5/1/92       $10,000        $ 9,527
12/31/92       $10,802        $10,764
12/31/93       $11,886        $12,621
12/31/94       $12,047        $11,773
12/31/95       $16,558        $14,914
12/31/96       $20,350        $19,308
12/31/97       $27,130        $24,846
12/31/98       $34,867        $24,400
12/31/99       $42,194        $27,565
12/31/00       $38,351        $27,297





Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ..................................(5.66%)
Five Year .................................11.55%
Life of Class (February 3, 1995
     through December 31, 2000)............13.63%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of class). As the chart shows, by December 31, 2000 the value of your investment (less applicable contingent deferred sales charges) would have grown to $21,278 - a 112.78% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DCSF-B

  2/3/95       $10,000        $10,000
12/31/95       $13,188        $12,233
12/31/96       $16,208        $15,683
12/31/97       $21,608        $19,972
12/31/98       $27,771        $19,448
12/31/99       $33,607        $21,783
12/31/00       $30,546        $21,278



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ..................................(2.78%)
Life of Class (August 12, 1997
   through December 31, 2000)...............4.20%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Convertible Securities Fund ("DCSF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $11,496 - a 14.96% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DCSF-C

 8/12/97       $10,000        $10,000
12/31/97       $10,562        $10,738
12/31/98       $13,574        $10,457
12/31/99       $16,426        $11,710
12/31/00       $14,930        $11,496





Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year .................................(0.70%)
Life of Class (November 13, 1996
   through December 31, 2000).............10.81%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Convertible Securities Fund ("DCSF-Y") on November 13, 1996 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $15,279 - a 52.79% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DCSF-Y

11/13/96       $10,000        $10,000
12/31/96       $10,183        $10,701
12/31/97       $13,576        $13,782
12/31/98       $17,448        $13,581
12/31/99       $21,114        $15,386
12/31/00       $19,191        $15,279


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities      5.7%
Preferred Stocks                                       10.0%
Common Stocks                                          84.3%


SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------

Resorts/Theme Parks                      3.2%
Real Estate                             82.5%
Telecommunications                       1.3%
Apartments                               2.7%
Diversified                              6.7%
Hotels                                   3.6%


                                                                                               % OF FUND
TOP 10 HOLDINGS                                      SECTOR                                    NET ASSETS
-----------------------------------------------------------------------------------------------------------
Centerpoint Properties Corp.                         Industrial (REITS)                          6.90%
Avalon Bay Communities, Inc.                         Apartments (REITS)                          5.66%
Apartment Investment & Management Co., Class A       Apartments (REITS)                          5.63%
Boston Properties, Inc.                              Office Space (REITS)                        5.38%
Archstone Communities Trust                          Apartments (REITS)                          5.21%
Vornado Realty Trust                                 Diversified (REITS)                         4.96%
Alexandria Real Estate Equities, Inc.                Office Space (REITS)                        4.70%
Spieker Properties, Inc.                             Diversified (REITS)                         3.82%
Equity Residential Properties Trust                  Apartments (REITS)                          3.81%
Duke-Weeks Realty Corp.                              Diversified (REITS)                         3.78%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 1.50% of 12/31/00 total net assets)

                                                                             DATE OF 1ST     % OF 12/31/00
SECURITY                                         SECTOR                      PURCHASE        FUND NET ASSETS
------------------------------------------------------------------------------------------------------------
AMB Property Corp.                               Industrial (REITS)          01/20/00            1.41%
American Tower Corp., Class A                    Telecommunications          09/05/00            0.60%
Brookfield Properties Corp.                      Diversified                 08/08/00            2.06%
CarrAmerica Realty Corp.                         Office Space (REITS)        01/24/00            1.27%
Crown Castle International Corp., 6.25%,
   8/15/12, Conv. Pfd                            Telecommunications          07/27/00            0.62%
DECS Trust V (Convertible into Crown
   Castle), 7.25%, 8/15/02, Conv. Pfd            Telecommunications          05/12/00              -
Post Properties, Inc.                            Apartments (REITS)          12/12/00            1.03%
Security Capital Group Inc., Class B             Diversified                 09/29/00            1.42%
Summit Properties Inc.                           Apartments (REITS)          01/24/00            1.69%


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $1,500,000 are highlighted)


SECURITY                                             SECTOR                DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                     Office Space (REITS)        06/19/00              1,955,920
Crescent Operating, Inc.                         Diversified                 03/22/00               (828,440)
Crescent Real Estate Equities Co.                Office Space (REITS)        01/31/00             (1,433,856)
DECS Trust V (Convertible into Crown
   Castle), 7.25%, 8/15/02, Conv. Pfd            Telecommunications          07/26/00                146,036
Gables Residential Trust                         Apartments (REITS)          02/08/00             (1,352,672)
Golf Trust of America, Inc.                      Golf (REITS)                01/28/00             (4,142,204)
JDN Realty Corp.                                 Shopping Centers (REITS)    01/03/00               (439,389)
Trizec Hahn Corp                                 Diversified                 03/15/00             (2,265,680)
Vail Resorts, Inc.                               Resorts/Theme Parks         09/11/00             (1,588,425)

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Period ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ............................... 19.79%
Five Year ..............................  9.90%
Life of Class (January 3, 1994
    through December 31, 2000).......... 10.73%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2000 the value of your investment would have grown to $20,414 - a 104.14% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DREF-A

  1/3/94       $10,000        $ 9,525
12/31/94       $10,158        $10,306
12/31/95       $13,961        $12,131
12/31/96       $17,158        $16,625
12/31/97       $22,875        $20,794
12/31/98       $29,399        $17,559
12/31/99       $35,577        $16,233
12/31/00       $32,336        $20,414



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ................................. 20.74%
Five Year ................................  9.77%
Life of Class (December 27, 1994
    through December 31, 2000)............ 11.20%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $18,946 - an 89.46% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DREF-B

12/27/94       $10,000        $10,000
12/31/94       $10,003        $10,089
12/31/95       $13,749        $11,741
12/31/96       $16,897        $15,968
12/31/97       $22,526        $19,781
12/31/98       $28,951        $16,375
12/31/99       $35,035        $15,188
12/31/00       $31,844        $18,946



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................23.71%
Life of Class (August 13, 1997
    through December 31, 2000)............ 1.86%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund ("DREF-C") on August 13, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have been $10,644 - a 6.44% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


               S & P 500      DREF-C

 8/13/97       $10,000        $10,000
12/31/97       $10,613        $11,112
12/31/98       $13,640        $ 9,312
12/31/99       $16,506        $ 8,535
12/31/00       $15,003        $10,644



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Period ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ................................26.24%
Life of Class (November 8, 1996
 through December 31, 2000).............  8.54%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $14,049 - a 40.49% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.



               S & P 500      DREF-Y

 11/8/96       $10,000        $10,000
12/31/96       $10,188        $11,289
12/31/97       $13,582        $14,145
12/31/98       $17,455        $11,994
12/31/99       $21,123        $11,129
12/31/00       $19,199        $14,049


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ................................. 4.56%
Five Year ................................ 3.67%
Life of Class (December 1, 1994
    through December 31, 2000)............ 4.94%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2000 the value of your investment would have grown to $13,411 - a 34.11% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.




               Lehman Index   DGBF-A

 12/1/94       $10,000        $ 9,522
12/31/94       $10,032        $ 9,539
12/31/95       $11,485        $10,666
12/31/96       $11,941        $11,029
12/31/97       $12,856        $11,902
12/31/98       $13,967        $12,653
12/31/99       $14,029        $12,213
12/31/00       $15,457        $13,411




The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS B SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ...............................  4.80%
Five Years..............................  3.57%
Ten Years...............................  4.87%
--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1990. As the chart shows, by December 31, 2000 the value of your investment would have grown to $16,087 - a 60.87% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.



               Lehman Index   DGBF-B

12/31/90       $10,000        $10,000
12/31/91       $11,414        $11,236
12/31/92       $12,210        $11,703
12/31/93       $13,218        $12,135
12/31/94       $12,947        $12,017
12/31/95       $14,822        $13,293
12/31/96       $15,410        $13,662
12/31/97       $16,592        $14,635
12/31/98       $18,026        $15,422
12/31/99       $18,105        $14,786
12/31/00       $19,948        $16,087




The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS C SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................. 7.75%
Life of Class (August 19, 1997
    through December 31, 2000)............. 3.73%
--------------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund ("DGBF-C") on August 19, 1997 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have grown to $11,315 - a 13.15% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.



               Lehman Index   DGBF-C

 8/19/97       $10,000        $10,000
12/31/97       $10,319        $10,297
12/31/98       $11,211        $10,855
12/31/99       $11,260        $10,405
12/31/00       $12,406        $11,315






The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND

COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS Y SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
================================================================================

Average Annual Total Return for the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year .................................. 10.08%
Life of Class (September 1, 1998
    through December 31, 2000).............  3.66%
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund ("DGBF-Y") on September 1, 1998 (inception of class). As the chart shows, by December 31, 2000 the value of your investment would have been $10,877 - an 8.77% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.




               Lehman Index   DGBF-Y

  9/1/98       $10,000        $10,000
12/31/98       $10,266        $10,159
12/31/99       $10,311        $ 9,881
12/31/00       $11,361        $10,877




The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GROWTH OPPORTUNITY FUND

                                                                                                      VALUE
SHARES                                                                    SECURITY                  (NOTE 1)
==============================================================================================================
COMMON STOCK - (97.22%)
   ADVERTISING AGENCIES - (3.89%)
       500,000  WPP Group PLC    ..............................................................  $   6,519,509
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.49%)
        50,000  Bank One Corp..................................................................      1,831,250
       109,000  Golden West Financial Corp. ...................................................      7,357,500
                                                                                                 -------------
                                                                                                     9,188,750
                                                                                                 -------------
   BUILDING MATERIALS - (5.15%)
        40,000  Martin Marietta Materials, Inc.................................................      1,692,000
       270,000  Masco Corp.....................................................................      6,935,625
                                                                                                 -------------
                                                                                                     8,627,625
                                                                                                 -------------

   CAPITAL EQUIPMENT - (1.07%)
        50,000  Novellus Systems, Inc.*........................................................      1,792,187
                                                                                                 -------------
   COMPUTER NETWORKING SYSTEMS - (2.49%)
        85,000  NCR Corp.*.....................................................................      4,175,625
                                                                                                 -------------
                ...............................................................................
   ELECTRONICS - (4.77%)
        70,000  Agilent Technologies, Inc.*....................................................      3,832,500
        76,000  Molex Inc. ....................................................................      2,695,625
       173,000  Taiwan Semiconductor Manufacturing Co. Ltd.* ..................................        415,263
        60,000  Taiwan Semiconductor Manufacturing Co. Ltd. ADR* ..............................      1,035,000
                                                                                                 -------------
                                                                                                     7,978,388
                                                                                                 -------------
   FINANCIAL SERVICES - (13.07%)
       103,000  Capital One Financial Corp. ...................................................      6,778,687
        47,500  Dun & Bradstreet Corp.*........................................................      1,229,062
        42,700  Fannie Mae ....................................................................      3,704,225
        36,000  Household International, Inc. .................................................      1,980,000
        95,000  Moody's Corp. .................................................................      2,440,312
       100,000  Providian Financial Corp. .....................................................      5,750,000
                                                                                                 -------------
                                                                                                    21,882,286
                                                                                                 -------------

   FOOD/BEVERAGE & RESTAURANT - (3.92%)
        40,000  Diageo PLC ADR.................................................................      1,775,000
        50,000  Wm. Wrigley Jr. Co. ...........................................................      4,790,625
                                                                                                 -------------
                                                                                                     6,565,625
                                                                                                 -------------
   HOTELS & MOTELS - (2.02%)
        80,000  Marriott International, Inc., Class A..........................................      3,380,000
                                                                                                 -------------
   INDUSTRIAL - (1.82%)
       100,000  Sealed Air Corp.*..............................................................      3,050,000
                                                                                                 -------------
   INVESTMENT FIRMS - (5.04%)
       214,000  Stilwell Financial, Inc. ......................................................      8,439,583
                                                                                                 -------------
   LIFE INSURANCE - (1.79%)
        41,500  AFLAC Inc. ....................................................................      2,995,781
                                                                                                 -------------
   MULTI-LINE INSURANCE - (0.61%)
         5,600  Markel Corp.*..................................................................      1,013,600
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                    VALUE
SHARES                                                                    SECURITY                 (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED
   PHARMACEUTICALS  & HEALTH CARE - (14.39%)
       181,000  Apogent Technologies Inc.*.....................................................  $   3,710,500
        63,000  Bristol-Myers Squibb Co. ......................................................      4,658,062
        72,000  Genzyme Corp.*.................................................................      6,473,250
       100,000  Hyseq, Inc.*...................................................................      1,443,750
       140,000  IMS Health Inc. ...............................................................      3,780,000
        60,333  Sybron Dental Specialties, Inc.*...............................................      1,018,119
        42,000  Vertex Pharmaceuticals Inc.*...................................................      3,004,312
                                                                                                --------------
                                                                                                    24,087,993
                                                                                                --------------

   PROPERTY/CASUALTY INSURANCE - (8.18%)
        60,000  Cincinnati Financial Corp. ....................................................      2,375,625
        42,000  Everest Re Group, Ltd. ........................................................      3,008,250
        50,000  FPIC Insurance Group, Inc.* ...................................................        457,812
        17,500  Progressive Corp. (Ohio).......................................................      1,813,437
        57,000  Transatlantic Holdings, Inc. ..................................................      6,034,875
                                                                                                 -------------
                                                                                                    13,689,999
                                                                                                --------------

   PUBLISHING - (1.91%)
        25,000  Dow Jones & Co., Inc. .........................................................      1,415,625
        42,000  Tribune Co. ...................................................................      1,774,500
                                                                                                 -------------
                                                                                                     3,190,125
                                                                                                --------------

   RACE TRACKS - (0.98%)
        42,500  International Speedway Corp., Class A .........................................      1,632,266
                                                                                                 -------------
   RESORTS/THEME PARKS - (1.32%)
       128,200  Six Flags, Inc.* ..............................................................      2,203,437
                                                                                                 -------------
   TECHNOLOGY - (7.82%)
        51,000  Advent Software, Inc.*.........................................................      2,044,781
       161,000  BMC Software, Inc.*............................................................      2,254,000
       113,000  Lexmark International, Inc.*...................................................      5,007,312
       247,500  Novell, Inc.*..................................................................      1,287,773
        75,000  Symantec Corp.*................................................................      2,496,094
                                                                                                 -------------
                                                                                                    13,089,960
                                                                                                --------------
   TELECOMMUNICATIONS - (10.84%)
        40,000  Comcast Corp., Class A*........................................................      1,668,750
       100,000  Cox Communications, Inc., Class A*.............................................      4,656,250
       150,000  Lucent Technologies Inc. ......................................................      2,025,000
       100,000  Motorola, Inc. ................................................................      2,025,000
        82,000  Tellabs, Inc.*.................................................................      4,630,437
       140,000  TyCom, Ltd.*...................................................................      3,132,500
                                                                                                 -------------
                                                                                                    18,137,937
                                                                                                --------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED


                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
================================================================================================================
COMMON STOCK - CONTINUED
   TRANSPORTATION - (0.65%)
        50,000  Sea Containers Ltd., Class A...................................................  $   1,087,500
                                                                                                 -------------
                           Total Common Stock - (identified cost $149,532,372).................    162,728,176
                                                                                                 -------------

PREFERRED STOCK - (0.46%)
       117,647  LogicVision, Inc. Pfd Class I* (b) - (identified cost $1,000,000)..............        761,176
                                                                                                 -------------

SHORT TERM INVESTMENTS - (2.26%)
$    1,155,000  Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated12/29/00, repurchase value of $1,155,830 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $1,178,100)..........................................................      1,155,000
       321,000  Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $321,230
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $327,420)...............................................        321,000
     1,282,000  Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $1,282,920
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,307,640).............................................      1,282,000
     1,026,000  PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                      dated 12/29/00, repurchase value of $1,026,736 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market
                    value $1,046,520)...........................................................      1,026,000
                                                                                                  -------------

                        Total Short Term Investments  - (identified cost $3,784,000)............      3,784,000
                                                                                                  -------------

                Total Investments - (99.94%) - (identified cost $154,316,372) - (a).............    167,273,352
                Other Assets Less Liabilities - (0.06%).........................................        107,277
                                                                                                  -------------
                        Net Assets - (100%).....................................................  $ 167,380,629
                                                                                                  =============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $154,316,372. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                Unrealized appreciation.........................................................  $  36,924,802
                Unrealized depreciation........................................................     (23,967,822)
                                                                                                  -------------
                        Net unrealized appreciation ............................................  $  12,956,980
                                                                                                  =============

(b)  Restricted Security.  See Note 7 of the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GOVERNMENT BOND FUND

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (21.70%)
   FANNIE MAE - MORTGAGE POOLS - (7.61%)
$      765,402     5.50%, 02/01/09 Pool No. 252317.............................................  $     750,814
     1,916,842     8.50%, 05/01/30 Pool No. 253365.............................................      1,978,257
                                                                                                 -------------
                        Total Fannie Mae - (identified cost $2,667,605)........................      2,729,071
                                                                                                 -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   MORTGAGE POOLS - (14.09%)
       980,344     6.00%, 12/20/28 Pool No. 0026  .............................................        948,179
     2,064,662     8.00%, 08/20/29 Pool No. 2799  .............................................      2,105,955
     2,000,000     7.00%, 12/20/30 Pool No. 3010  .............................................      2,000,620
                                                                                                 -------------
                        Total GNMA - (identified cost $4,978,938)..............................      5,054,754
                                                                                                 -------------
                                      Total Mortgages - (identified cost $7,646,543)...........      7,783,825
                                                                                                 -------------

U.S. TREASURY BONDS - (19.56%)
     1,750,000    United States Treasury Bonds, 7.25%, 05/15/16................................      2,061,623
     1,000,000    United States Treasury Bonds, 8.125%, 08/15/19...............................      1,293,700
     3,400,000    United States Treasury Bonds, 6.125%, 11/15/27...............................      3,659,318
                                                                                                 -------------
                            Total U.S. Treasury  Bonds- (identified cost $6,685,117)...........      7,014,641
                                                                                                 -------------

U.S. TREASURY NOTES - (11.61%)
     2,000,000    United States Treasury Notes, 5.875%, 11/15/05...............................      2,068,540
     2,000,000    United States Treasury Notes, 5.75%, 08/15/10................................      2,095,940
                                                                                                 -------------
                             Total U.S. Treasury  Notes- (identified cost $3,986,936)..........      4,164,480
                                                                                                 -------------

GOVERNMENT AGENCY - (30.26%)
     2,000,000    Fannie Mae, 7.125%, 03/15/07.................................................      2,135,680
     2,000,000    Fannie Mae, 6.625%, 09/15/09.................................................      2,079,200
     2,000,000    Federal Home Loan Bank, 5.66%, 01/13/03......................................      2,001,740
     2,000,000    Federal Home Loan Bank, 7.20%, 03/13/03......................................      2,027,240
       500,000    Federal Home Loan Bank, 6.10%, 11/05/04......................................        496,415
     1,000,000    Federal Home Loan Bank, 6.875%, 08/15/05.....................................      1,043,970
     1,000,000    Freddie Mac, 7.00%, 03/15/10.................................................      1,068,600
                                                                                                 -------------
                           Total Government Agency - (identified cost $10,372,405).............     10,852,845
                                                                                                 -------------

SALLIE MAE - (2.17%)
       781,221    6.464%, 04/25/06 Medium Term Note (b) - (identified cost $780,626)...........        780,240
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GOVERNMENT BOND FUND - CONTINUED


                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (9.18%)
$    1,005,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $1,005,722 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market value $1,025,100)..........................................................  $  1,005,000
       279,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $279,200
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $284,580)...............................................       279,000
     1,116,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $1,116,801
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,138,320).............................................     1,116,000
       893,000        PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                      dated 12/29/00, repurchase value of $893,641
                      (collateralized by:
                      U.S. Government obligations in a pooled cash account, total market
                      value $910,860)...........................................................       893,000
                                                                                                  ------------

                        Total Short Term Investments  - (identified cost $3,293,000)............     3,293,000
                                                                                                  ------------

                  Total Investments - (94.48%) - (identified cost $32,764,627) (a).............     33,889,031
                  Other Assets Less Liabilities - (5.52%)......................................      1,979,310
                                                                                                  ------------
                           Net Assets - (100%) ................................................   $ 35,868,341
                                                                                                  ============

(a) Aggregate cost for Federal Income Tax purposes is $32,764,627. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   1,132,920
                  Unrealized depreciation......................................................         (8,516)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $   1,124,404
                                                                                                 =============


(b) The interest rates on floating rate securities, shown as of December 31, 2000, may change monthly or less frequently and are based on indices of market interest rates.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GOVERNMENT MONEY MARKET FUND


                                                                                                      VALUE
PRINCIPAL                                                                                            (NOTE 1)
================================================================================================================
FANNIE MAE - (13.17%)
$    4,000,000    5.23%, 01/08/01..............................................................  $   3,999,146
     4,000,000    5.50%, 02/02/01..............................................................      3,995,928
     1,000,000    6.445%, 02/23/01.............................................................        999,597
     1,000,000    5.52%, 03/06/01..............................................................        998,086
     1,292,000    5.625%, 03/15/01.............................................................      1,290,071
     6,880,000    6.55%, 03/20/01..............................................................      6,880,044
     4,000,000    5.375%, 03/27/01.............................................................      3,988,308
     4,000,000    5.30%, 04/17/01..............................................................      3,985,498
     4,000,000    5.38%, 04/26/01..............................................................      3,979,548
     2,555,000    6.40%, 05/02/01..............................................................      2,552,513
     8,000,000    6.264%, 05/10/01 (b).........................................................      8,000,000
     7,000,000    5.49%, 05/17/01 (b)..........................................................      6,981,501
     1,415,000    6.59%, 05/24/01..............................................................      1,416,518
     7,885,000    5.98%, 06/14/01..............................................................      7,854,422
     2,270,000    6.07%, 06/28/01..............................................................      2,259,912
     6,925,000    6.00%, 07/17/01..............................................................      6,903,131
       500,000    5.88%, 08/10/01..............................................................        497,892
     4,350,000    6.31%, 10/12/01..............................................................      4,342,630
     2,750,000    4.625%, 10/15/01.............................................................      2,716,768
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $73,641,513)....................     73,641,513
                                                                                                 -------------
FEDERAL FARM CREDIT BANK - (1.48%)
       300,000    5.40%, 01/22/01..............................................................        299,774
     8,000,000    5.125%, 04/02/01.............................................................      7,976,590
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $8,276,364).......      8,276,364
                                                                                                 -------------
FEDERAL HOME LOAN BANK - (31.37%)
     8,000,000    6.42%, 01/10/01..............................................................      7,987,160
     4,500,000    4.81%, 01/22/01..............................................................      4,495,173
       400,000    5.52%, 01/22/01..............................................................        399,728
     4,750,000    5.215%, 01/26/01.............................................................      4,745,120
     4,000,000    6.60%, 02/22/01..............................................................      3,999,956
     2,000,000    6.00%, 02/28/01..............................................................      1,998,061
     1,750,000    6.75%, 03/01/01..............................................................      1,749,864
    10,000,000    5.375%, 03/02/01.............................................................      9,984,657
     8,000,000    5.40%, 03/15/01..............................................................      7,980,254
    11,000,000    5.625%, 03/19/01.............................................................     10,970,723
     2,135,000    5.735%, 04/06/01 ............................................................      2,131,716
     8,000,000    6.214%, 04/12/01 (b).........................................................      8,000,000
     8,000,000    5.125%, 04/17/01.............................................................      7,973,328
     1,500,000    5.29%, 05/17/01..............................................................      1,493,056
     8,000,000    6.509%, 07/17/01 (b).........................................................      7,997,409
    20,000,000    6.528%, 08/17/01 (b).........................................................     19,991,467

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED


                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
================================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$      165,000    4.66%, 10/15/01..............................................................  $     162,694
     2,200,000    5.00%, 10/26/01..............................................................      2,181,909
     1,000,000    6.26%, 10/29/01..............................................................        997,993
    25,000,000    6.588%, 11/08/01 (b).........................................................     24,993,729
    22,000,000    6.384%, 11/09/01 (b).........................................................     22,016,099
     1,000,000    4.975%, 11/23/01.............................................................        987,939
     8,000,000    6.24%, 12/20/01..............................................................      8,000,000
     9,000,000    6.35%, 12/20/01..............................................................      9,000,000
       190,000    6.12%, 12/21/01..............................................................        189,470
     5,000,000    6.20%, 12/28/01 .............................................................      5,000,000
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $175,427,505).......    175,427,505
                                                                                                 -------------
FREDDIE MAC - (9.65%)
    20,000,000    6.5875%, 01/10/01 (b)........................................................     19,999,533
     8,000,000    5.35%, 01/26/01..............................................................      7,989,529
        85,000    5.75%, 06/15/01..............................................................         84,803
     8,175,000    6.46%, 06/21/01 Discount Note................................................      7,924,150
    18,000,000    6.45%, 09/21/01 (b)..........................................................     17,991,228
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $53,989,243)...................     53,989,243
                                                                                                 -------------
GOVERNEMENT AGENCY BONDS - (0.04%)
       200,000    Tennessee Valley Authority, 5.28%, 09/14/01, Series E
                            - (identified cost $198,428 )......................................        198,428
                                                                                                 -------------
SALLIE MAE - (15.82%)
    20,000,000    6.214%, 02/15/01 (b).........................................................     20,000,000
    32,000,000    6.304%, 03/09/01 (b).........................................................     31,997,284
     1,000,000    5.52%, 04/05/01..............................................................        997,010
     1,500,000    6.314%, 06/08/01 (b).........................................................      1,500,471
    25,000,000    6.364%, 07/25/01 (b).........................................................     25,004,059
     4,000,000    6.314%, 08/08/01 (b).........................................................      3,998,848
     4,000,000    6.294%, 09/17/01 (b).........................................................      3,998,901
     1,000,000    6.314%, 10/26/01 (b).........................................................        999,731
                                                                                                 -------------
                           Total Sallie Mae - (identified cost $88,496,304)...................      88,496,304
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED


                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
==================================================================================================================
OTHER SHORT TERM INVESTMENTS - (23.39%)
$   39,929,000    Goldman, Sachs & Co. Repurchase Agreement,  6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $39,957,705 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market value $40,727,580).........................................................  $  39,929,000
    11,082,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $11,089,942
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $11,303,640)............................................     11,082,000
    44,326,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $44,357,816
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $45,212,520)............................................     44,326,000
    35,461,000       PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                     dated 12/29/00, repurchase value of $35,486,453
                     (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $36,170,220).........................................................     35,461,000
                                                                                                  -------------

                        Total Other Short Term Investments  - (identified cost $130,798,000)....    130,798,000
                                                                                                  -------------

                  Total Investments - (94.92%) - (identified cost $530,827,357) - (a)...........    530,827,357
                  Other Assets Less Liabilities- (5.08%)........................................     28,388,604
                                                                                                  -------------
                           Net Assets - (100%)..................................................  $ 559,215,961
                                                                                                  =============

(a) Aggregate cost for Federal Income Tax Purposes is $530,827,357.

(b) The interest rates on floating rate securities, shown as of December 31, 2000, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS FINANCIAL FUND

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==================================================================================================================
COMMON STOCK - (97.72%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (7.73%)
       355,000    Bank of New York Co., Inc. ..................................................  $  19,591,563
       123,000    Bank One Corp. ..............................................................      4,504,875
        90,000    Fifth Third Bancorp..........................................................      5,380,313
       503,700    Golden West Financial Corp. .................................................     33,999,750
       445,300    Lloyds TSB Group PLC.........................................................      4,714,269
        90,000    State Street Corp. ..........................................................     11,178,900
       309,330    Wells Fargo & Co. ...........................................................     17,225,814
                                                                                                 -------------
                                                                                                    96,595,484
                                                                                                 -------------
   BUILDING MATERIALS - (3.51%)
       429,900    Martin Marietta Materials, Inc...............................................     18,184,770
     1,000,800    Masco Corp. .................................................................     25,708,050
                                                                                                 -------------
                                                                                                    43,892,820
                                                                                                 -------------
   CONSUMER PRODUCTS - (2.46%)
       700,000    Philip Morris Cos. Inc. .....................................................     30,800,000
                                                                                                 -------------
   DATA PROCESSING - (2.21%)
       525,000    First Data Corp. ............................................................     27,660,938
                                                                                                 -------------
   DIVERSIFIED - (3.39%)
           597    Berkshire Hathaway, Inc., Class A*...........................................     42,387,000
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (4.75%)
     1,070,000    Tyco International Ltd. .....................................................     59,385,000
                                                                                                 -------------
   FINANCIAL SERVICES - (35.77%)
     2,019,000    American Express Co. ........................................................    110,918,813
       720,000    Capital One Financial Corp. .................................................     47,385,000
       337,500    Charles Schwab Corp. ........................................................      9,576,563
       853,333    Citigroup Inc. ..............................................................     43,573,316
     1,619,850    Dun & Bradstreet Corp.*......................................................     41,913,619
     1,139,500    Household International, Inc. ...............................................     62,672,500
       500,000    MBNA Corp....................................................................     18,468,750
     1,701,700    Moody's Corp. ..............................................................      43,712,419
     1,195,000    Providian Financial Corp. ...................................................     68,712,500
                                                                                                 -------------
                                                                                                   446,933,480
                                                                                                 -------------
   INDUSTRIAL  - (1.98%)
       809,700    Sealed Air Corp.*............................................................     24,695,850
                                                                                                 -------------
   INVESTMENT FIRMS - (5.76%)
       287,900    Morgan Stanley Dean Witter & Co. ...........................................      22,816,075
     1,246,000    Stilwell Financial, Inc. ....................................................     49,139,125
                                                                                                 -------------
                                                                                                    71,955,200
                                                                                                 -------------
   LIFE INSURANCE - (2.34%)
     1,100,000    Sun Life Financial Services of Canada........................................     29,289,689
                                                                                                 -------------
   MULTI-LINE INSURANCE - (5.79%)
       316,796    American International Group, Inc. ..........................................     31,224,206


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===================================================================================================================
COMMON STOCK  - CONTINUED
   MULTI-LINE INSURANCE - CONTINUED
       854,500    Horace Mann Educators Corp. ................................................. $   18,264,938
       208,100    Loews Corp. .................................................................     21,551,356
         7,500    Markel Corp.*................................................................      1,357,500
                                                                                                --------------
                                                                                                    72,398,000
                                                                                                --------------
   PROPERTY/CASUALTY INSURANCE- (11.99%)
       697,500    Cincinnati Financial Corp....................................................     27,616,641
       378,600    Everest Re Group, Ltd. ......................................................     27,117,225
       337,300    FPIC Insurance Group, Inc.*..................................................      3,088,403
       109,000    Progressive Corp. (Ohio).....................................................     11,295,125
       761,700    Transatlantic Holdings, Inc..................................................     80,644,988
                                                                                                --------------
                                                                                                   149,762,382
                                                                                                --------------
  TECHNOLOGY  - (1.86%)
       524,000    Lexmark International, Inc.*.................................................     23,219,750
                                                                                                --------------
   TELECOMMUNICATIONS - (5.78%)
     1,010,000    Tellabs, Inc.* ..............................................................     57,033,438
       675,500    TyCom, Ltd.* ................................................................     15,114,313
                                                                                                --------------
                                                                                                    72,147,751
                                                                                                --------------
   WHOLESALE  - (2.40%)
       750,000    Costco Wholesale Corp.* .....................................................     29,976,563
                                                                                                --------------

                           Total Common Stock - (identified cost $803,606,013).................  1,221,099,907
                                                                                                --------------


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS FINANCIAL FUND - CONTINUED


                                                                                                        VALUE
PRINCIPAL                                        SECURITY                                              (NOTE 1)
=====================================================================================================================
SHORT TERM INVESTMENTS - (1.57%)
$    5,976,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $5,980,296 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $6,095,520)..........................................................  $      5,976,000
     1,659,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $1,660,189
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,692,180).............................................         1,659,000
     6,634,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $6,638,762
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $6,766,680).............................................         6,634,000
     5,308,000    PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                     dated 12/29/00, repurchase value of $5,311,810 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $5,414,160)..........................................................         5,308,000
                                                                                                  ----------------

                        Total Short Term Investments  - (identified cost $19,577,000)...........        19,577,000
                                                                                                  ----------------


                  Total Investments - (99.29%) - (identified cost $823,183,013) - (a)..........  $   1,240,676,907
                  Other Assets Less Liabilities - (0.71%)......................................          8,879,118
                                                                                                 -----------------
                           Net Assets - (100%) ................................................  $   1,249,556,025
                                                                                                 =================

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $ 823,183,013. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     456,324,785
                  Unrealized depreciation......................................................        (38,830,891)
                                                                                                 -----------------
                           Net unrealized appreciation.........................................  $     417,493,894
                                                                                                 =================







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                     VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
================================================================================================================
CONVERTIBLE PREFERRED STOCK - (34.64%)
   DIVERSIFIED (REITS) - (5.00%)
       400,000    General Growth Properties, 7.25%, 07/15/08,  Cum. Conv. Pfd..................  $   9,800,000
        21,700    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,171,800
                                                                                                 -------------
                                                                                                    10,971,800
                                                                                                 -------------
   ENERGY - (9.41%)
       264,200    Kerr-McGee Corp. (Convertible into Devon Energy),
                        5.50%, 08/02/04,  Conv. Pfd............................................     14,564,025
        85,300    Tosco Financing Trust, 5.75%, 12/15/26,  Conv. Pfd...........................      4,787,463
        22,800    Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd. (b).......................      1,279,650
                                                                                                 -------------
                                                                                                    20,631,138
                                                                                                 -------------
   HOTELS - (0.55%)
        27,900    Host Marriott Financial Trust, 6.75%,12/02/26,  Ser. 144A Conv. Pfd. (b).....      1,199,700
                                                                                                 -------------
   INDUSTRIAL - (3.57%)
       242,900    Sealed Air Corp., $2.00,  04/01/18, Ser. A Cum. Conv. Pfd. New...............      7,833,525
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REITS) - (2.46%)
       171,500    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      5,391,531
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REITS) - (5.79%)
       230,000    Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd.........................      5,433,750
       240,000    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd.......................      7,275,000
                                                                                                 -------------
                                                                                                    12,708,750
                                                                                                 -------------
   RESORTS/THEME PARKS - (3.08%)
       191,000    Six Flags, Inc., 7.50%, 04/01/01, Cum. Conv. Pfd.............................      6,756,625
                                                                                                 -------------
   RETAIL - (1.08%)
        89,000    Kmart Financing I, 7.75%, 06/15/16, Conv. Pfd................................      2,375,188
                                                                                                 -------------
   TELECOMMUNICATIONS - (1.57%)
        74,560    Crown Castle International Corp., 6.25%, 08/15/12, Conv. Pfd.................      3,439,080
                                                                                                 -------------
   TRANSPORTATION - (2.13%)
        30,500    Canadian National Railway Co., 5.25%, 06/30/29, Conv. Pfd....................      1,382,031
        70,000    Union Pacific Cap. Trust, 6.25%, 04/01/28, Ser. 144A Cum. Conv. Pfd. (b).....      3,290,000
                                                                                                 -------------
                                                                                                     4,672,031
                                                                                                 -------------
                           Total Convertible Preferred Stock - (identified cost $78,311,073)...     75,979,368
                                                                                                 -------------

CONVERTIBLE BONDS - (35.23%)
   ELECTRONICS - (3.89%)
$    3,400,000    Burr-Brown Corp. (Convertible into Texas Instruments),
                        Conv. Sub. Notes, 4.25%, 02/15/07......................................      4,573,000
     3,200,000    International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07 (b).........      2,148,000
     2,700,000    International Rectifier Corp., Ser. 144A Conv. Sub. Notes,
                      4.25%, 07/15/07 (b)......................................................      1,812,375
                                                                                                 -------------
                                                                                                     8,533,375
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL /SHARES                                                    SECURITY                       (NOTE 1)
==================================================================================================================
CONVERTIBLE BONDS - CONTINUED
   ENERGY - (3.07%)
$  11,415,000Valhi Inc. (Convertible into Halliburton),
                      Conv. Sub. Deb., Zero Cpn., 10/20/07 (d).................................  $   6,734,850
                                                                                                 -------------
   FINANCIAL SERVICES - (4.91%)
    10,600,000    Exchangeable Certificate Corp. (Convertible into American Express),
                         Ser. 144A, 0.625%, 03/02/05 (b).......................................     10,282,000
       500,000    Providian Financial Corp., Conv. Notes, 3.25%, 08/15/05......................        500,000
                                                                                                 -------------
                                                                                                    10,782,000
                                                                                                 -------------
   INSURANCE - (3.05%)
     3,495,000    American International Group, Inc., Conv. Notes, 0.5%, 05/15/07..............      4,023,619
     1,000,000    Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02..................      2,658,750
                                                                                                 -------------
                                                                                                     6,682,369
                                                                                                 -------------
   MULTIMEDIA - (3.26%)
   10,700,000     News America Holdings, Conv. Sub. Deb., Zero Cpn., 03/11/13 (d)..............      7,161,510
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (4.56%)
     9,500,000    EOP Operating LP, Ser. 144A, Conv. Notes,  3.25%, 08/15/05 (b)...............      9,998,750
                                                                                                 -------------
   TECHNOLOGY - (2.01%)
     8,199,000    Hewlett-Packard Co., Conv. Sub. Notes, Zero Cpn., 10/14/17 (d)...............      4,406,962
                                                                                                 -------------
    TELECOMMUNICATIONS - (9.76%)
     7,800,000    American Tower Corp., Ser. 144A, Conv. Notes, 6.25%, 10/15/09 (b)............     13,211,250
     3,300,000    Bell Atlantic Financial Services (Convertible into New Zealand Telecom),
                      Ser. 144A, 5.75%, 04/01/03 (b)...........................................      3,217,500
     6,620,000    Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13 (d).....................      4,973,275
                                                                                                 -------------
                                                                                                    21,402,025
                                                                                                 -------------
    TRANSPORTATION - (0.02%)
       500,000    Florida West Airlines, Inc., 8.00%, 03/25/99+ (c)............................         40,000
                                                                                                 -------------
   WHOLESALE - (0.70%)
     1,600,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 08/19/17 (d)............      1,538,000
                                                                                                 -------------
                  Total Convertible Bonds - (identified cost $72,183,012)......................     77,279,841
                                                                                                 -------------

COMMON STOCK  - (24.05%)

   BUILDING MATERIALS - (1.11%)
        94,606    Masco Corp. .................................................................      2,430,192
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (3.53%)
       151,621    Citigroup, Inc...............................................................      7,742,147
                                                                                                 -------------
   DIVERSIFIED (REITS) - (5.33%)
       305,200    Vornado Realty Trust.........................................................     11,692,975
                                                                                                 -------------
   ELECTRONICS - (0.49%)
        19,489    Aglient Technologies Inc.* ..................................................      1,067,023
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES                                  SECURITY                                                    (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED
   FINANCIAL SERVICES - (2.82%)
       112,650    American Express Co. ........................................................  $   6,188,709
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS) - (1.52%)
        58,156    Centerpoint Properties Corp. ................................................      2,747,871
        17,770    Equity Office Properties Trust...............................................        579,746
                                                                                                 -------------
                                                                                                     3,327,617
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (0.18%)
        33,333    Mid-Atlantic Realty Trust....................................................        406,246
                                                                                                 -------------
   TECHNOLOGY - (6.43%)
       102,200    Hewlett -Packard Co. ........................................................      3,225,688
        58,000    Intel Corp. .................................................................      1,743,625
       103,000    SAP AG-ADR...................................................................      3,469,813
       119,532    Texas Instruments Inc. ......................................................      5,662,829
                                                                                                 -------------
                                                                                                    14,101,955
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.59%)
         2,611    Crown Castle International Corp.*............................................         70,742
        60,000    Motorola, Inc. ..............................................................      1,215,000
                                                                                                 -------------
                                                                                                     1,285,742
                                                                                                 -------------
   THEME PARKS - (0.93%)
       118,900    Six Flags, Inc.* ............................................................      2,043,594
                                                                                                 -------------
   TRANSPORTATION - (0.48%)
        35,600    Canadian National Railway Co. ...............................................      1,056,945
                                                                                                 -------------
   WHOLESALE - (0.64%)
        35,000    Costco Wholesale Corp.*......................................................      1,398,906
                                                                                                 -------------
                           Total Common Stock - (identified cost $34,512,448)..................     52,742,051
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED


                                                                                                       VALUE
PRINCIPAL                               SECURITY                                                      (NOTE 1)
================================================================================================================
SHORT TERM INVESTMENTS - (4.99%)
$    3,344,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $3,346,404 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $3,410,880)..........................................................  $   3,344,000
       928,000    Nomura Securities International, Inc. Repurchase Agreement,  6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $928,665
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $946,560)...............................................        928,000
     3,712,000    Nomura Securities International, Inc. Repurchase Agreement,  6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $3,714,664
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $3,786,240).............................................      3,712,000
     2,969,000    PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                     dated 12/29/00, repurchase value of $2,971,131 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $3,028,380)..........................................................      2,969,000
                                                                                                  -------------

                        Total Short Term Investments - (identified cost $10,953,000)............     10,953,000
                                                                                                  -------------

                  Total Investments - (98.91%) - (identified cost $195,959,533) - (a)...........    216,954,260
                  Other Assets Less Liabilities - (1.09%).......................................      2,384,821
                                                                                                  -------------
                           Net Assets - (100%) ................................................   $ 219,339,081
                                                                                                  ==============
*Non-Income Producing Security.

+This security is in default and is not currently paying interest.

(a) Aggregate cost for Federal Income Tax purposes is $195,977,144. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation.......................................................  $  35,608,863
                  Unrealized depreciation.......................................................    (14,631,747)
                                                                                                  -------------
                           Net unrealized appreciation..........................................  $  20,977,116
                                                                                                  =============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $44,291,225 and 20.19% of the Fund's net assets as of December 31, 2000.

(c) Illiquid security. See Note 7 of the Notes to Financial Statements.

(d) As of December 31, 2000 zero coupon bonds represented $24,814,597 or 11.31% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS REAL ESTATE FUND


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=================================================================================================================
COMMON STOCK - (84.32%)
   APARTMENTS  - (2.53%)
     1,143,200    Boardwalk Equities, Inc.*....................................................  $   8,763,960
                                                                                                 -------------
   APARTMENTS (REITS) - (25.51%)
       390,331    Apartment Investment & Management Co., Class A ..............................     19,492,154
       700,200    Archstone Communities Trust..................................................     18,030,154
       390,467    Avalon Bay Communities, Inc..................................................     19,572,158
       238,100    Equity Residential Properties Trust..........................................     13,169,906
       308,100    Home Properties of New York, Inc. ...........................................      8,607,544
        95,000    Post Properties, Inc. .......................................................      3,568,438
       224,800    Summit Properties Inc. ......................................................      5,844,800
                                                                                                 -------------
                                                                                                    88,285,154
                                                                                                 -------------
   DIVERSIFIED - (6.35%)
       404,500    Brookfield Properties Corp. ................................................       7,129,313
      567,900     Catellus Development Corp.*...............................................         9,938,250
       244,400    Security Capital Group Inc., Class B* ......................................       4,903,275
                                                                                                 -------------
                                                                                                    21,970,838
                                                                                                 -------------
   DIVERSIFIED (REITS) - (16.48%)
       531,600    Duke-Weeks Realty Corp.......................................................     13,090,650
       163,500    Kilroy Realty Corp. .........................................................      4,588,219
       314,300    Liberty Property Trust.......................................................      8,977,194
       263,500    Spieker Properties, Inc. ....................................................     13,207,938
       447,900    Vornado Realty Trust.........................................................     17,160,169
                                                                                                 -------------
                                                                                                    57,024,170
                                                                                                 -------------
   HOTELS & LODGING - (3.39%)
       277,700    Marriott International, Inc., Class A........................................     11,732,825
                                                                                                 -------------
   INDUSTRIAL (REITS) - (8.31%)
       189,400    AMB Property Corp. ..........................................................      4,888,888
       505,000    Centerpoint Properties Corp. ................................................     23,861,250
                                                                                                 -------------
                                                                                                    28,750,138
                                                                                                 -------------
   MALLS (REITS) - (1.15%)
       109,800    General Growth Properties, Inc. .............................................      3,973,388
                                                                                                 -------------
   OFFICE SPACE (REITS) - (15.39%)
       437,800    Alexandria Real Estate Equities, Inc. .......................................     16,280,688
       428,300    Boston Properties, Inc. .....................................................     18,631,050
       139,900    CarrAmerica Realty Corp. ....................................................      4,380,619
       328,852    Equity Office Properties Trust...............................................     10,728,797
       109,000    Parkway Properties Inc. .....................................................      3,235,938
                                                                                                 -------------
                                                                                                    53,257,092
                                                                                                 -------------
   RESORTS/THEME PARKS - (0.77%)
       154,800    Six Flags, Inc.* ...........................................................       2,660,625
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (1.71%)
       134,000    Kimco Realty Corp. ..........................................................      5,921,125
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS REAL ESTATE FUND  -  CONTINUED


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED
   STORAGE (REITS) - (2.12%)
       301,100    Public Storage, Inc. ........................................................  $   7,320,494
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.61%)
        55,000    American Tower Corp., Class A* ..............................................      2,083,125
         1,619    Crown Castle International Corp.* ...........................................        43,865
                                                                                                 -------------
                                                                                                     2,126,990
                                                                                                 -------------
                           Total Common Stock - (identified cost $243,536,898).................    291,786,799
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (9.99%)
   APARTMENTS (REITS) - (0.40%)
        43,700    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd..............      1,373,819
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.31%)
        20,000    Vornado Realty Trust, 6.50%, Series A, Conv. Pfd.............................      1,080,000
                                                                                                 -------------
   MALLS (REITS) - (3.68%)
       520,000    General Growth Properties, 7.25%, 07/15/08, Conv. Pfd........................     12,740,000
                                                                                                 -------------
   OFFICE (REITS) - (2.77%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08, Conv. Pfd............................      9,593,906
                                                                                                 -------------
   RESORTS/THEME PARKS - (2.21%)
       216,500    Six Flags, Inc., 7.50%, 04/01/01, Conv. Pfd..................................      7,658,688
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.62%)
        46,240    Crown Castle International Corp., 6.25%, 08/15/12, Conv. Pfd.................      2,132,820
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $37,998,762)...     34,579,233
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000
DAVIS REAL ESTATE FUND  -  CONTINUED


                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
=================================================================================================================
SHORT TERM INVESTMENTS - (5.04%)
$    5,329,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $5,332,831 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $5,435,580)..........................................................  $   5,329,000
     1,479,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $1,480,060
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,508,580).............................................      1,479,000
     5,916,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $5,920,246
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $6,034,320).............................................      5,916,000
     4,733,000       PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                     dated 12/29/00, repurchase value of $4,736,397
                     (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $4,827,660)..........................................................      4,733,000
                                                                                                  -------------

                        Total Short Term Investments  - (identified cost $17,457,000)...........     17,457,000
                                                                                                  -------------

                  Total Investments - (99.35%) - (identified cost $ 298,992,660) - (a)..........    343,823,032
                  Other Assets Less Liabilities - (0.65%).......................................      2,232,104
                                                                                                  -------------
                        Net Assets - (100%).....................................................  $ 346,055,136
                                                                                                  =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $299,013,291. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation.......................................................  $  57,849,666
                  Unrealized depreciation......................................................     (13,039,925)
                                                                                                  -------------
                        Net unrealized appreciation ............................................  $  44,809,741
                                                                                                  =============

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2000. The security listed below is not an affiliate as of December 31, 2000. Transactions during the period in which the issuers were affiliates are as follows:


                          Shares                Gross          Gross          Shares                Dividend
Security                  December 31, 1999     Additions      Reductions     December 31, 2000     Income
--------                  -----------------     ---------      ----------     -----------------     ------
Golf Trust of America, Inc.        482,400          -            482,400                -              -


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2000

====================================================================================================================================


                                                                      DAVIS
                                     DAVIS           DAVIS         GOVERNMENT                         DAVIS
                                     GROWTH       GOVERNMENT          MONEY           DAVIS        CONVERTIBLE         DAVIS
                                  OPPORTUNITY        BOND             MARKET        FINANCIAL      SECURITIES       REAL ESTATE
                                      FUND           FUND              FUND            FUND           FUND              FUND
                                      ----           ----              ----            ----           ----              ----
ASSETS:
Investments in securities, at
  value *(see accompanying
  Schedules of Investments) ..   $  167,273,352  $   33,889,031   $  530,827,357  $1,240,676,907  $  216,954,260   $  343,823,032
Cash .........................           29,715          33,932           51,929          21,125          25,115           21,960
Receivables:
  Dividends and interest .....           42,703         421,799        4,806,276         936,999       1,060,496        1,535,050
  Capital stock sold .........        1,367,567       2,520,219       25,309,383      10,932,032         822,581        1,029,060
  Investments sold ...........             --              --               --              --         1,394,382        1,670,527
                                 --------------  --------------   --------------  --------------  --------------   --------------

         Total assets ........      168,713,337      36,864,981      560,994,945   1,252,567,063     220,256,834      348,079,629
                                 --------------  --------------   --------------  --------------  --------------   --------------
LIABILITIES:
Payables:
  Capital stock  reacquired ..        1,017,138         920,385        1,417,084       1,090,329         533,779        1,436,403
  Accrued expenses ...........          189,276          54,499          342,085       1,031,678         242,656          369,009
  Commissions payable to
    distributor (Note 3) .....          126,294          21,756             --           889,031         141,318          219,081
  Distributions payable ......             --            19,815             --              --              --           --
                                 --------------  --------------   --------------  --------------  --------------   --------------
         Total liabilities ...        1,332,708         996,640        1,778,984       3,011,038         917,753        2,024,493
                                 --------------  --------------   --------------  --------------  --------------   --------------
NET ASSETS (NOTE 5) ..........   $  167,380,629  $   35,868,341   $  559,215,961  $1,249,556,025  $  219,339,081   $  346,055,136
                                 ==============  ==============   ==============  ==============  ==============   ==============

NET ASSETS CONSIST OF:
Par value of shares of capital
    stock ....................           93,545          64,142        5,592,160         350,281          91,750          156,813
Additional paid-in capital ...      151,169,770      40,022,541      553,623,801     831,711,850     200,663,088      371,492,327
Accumulated net realized
  gain (loss) ................        3,160,334      (5,342,746)            --              --        (2,410,484)     (70,424,376)
Net unrealized appreciation
    on investments ...........       12,956,980       1,124,404             --       417,493,894      20,994,727       44,830,372
                                 --------------  --------------   --------------  --------------  --------------   --------------
                                 $  167,380,629  $   35,868,341   $  559,215,961  $1,249,556,025  $  219,556,025   $  346,055,136
                                 ==============  ==============   ==============  ==============  ==============   ==============


* Including repurchase agreements of $3,784,000, $3,293,000, $130,798,000,
$19,577,000, $10,953,000 and $17,457,000 for Davis Growth Opportunity Fund,
Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $154,316,372, $32,764,627, $530,827,357, $823,183,013,
$195,959,533 and $298,992,660 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At December 31, 2000

=================================================================================================================================

                                                                       DAVIS
                                       DAVIS           DAVIS         GOVERNMENT                        DAVIS
                                       GROWTH        GOVERNMENT        MONEY           DAVIS        CONVERTIBLE        DAVIS
                                    OPPORTUNITY         BOND           MARKET        FINANCIAL       SECURITIES     REAL ESTATE
                                        FUND            FUND            FUND            FUND            FUND            FUND
                                    ------------    ------------    ------------    ------------    ------------    ------------
CLASS A SHARES
  Net assets ..................     $ 83,606,971    $ 15,548,371    $522,564,855    $637,881,537    $102,702,271    $176,122,588
  Shares outstanding ..........        4,495,308       2,777,820     522,564,855      17,570,087       4,285,860       7,982,790
  Net asset value and redemp-
    tion price per share (net
    assets/shares outstanding)      $      18.60    $       5.60    $       1.00    $      36.30    $      23.96    $      22.06
                                    ============    ============    ============    ============    ============    ============
  Maximum offering price per
    share (100/95.25 of net
    asset value) ..............     $      19.53    $       5.88    $       1.00    $      38.11    $      25.15    $      23.16
                                    ============    ============    ============    ============    ============    ============


CLASS B SHARES
  Net assets ..................     $ 66,271,257    $ 17,331,063    $ 28,093,500    $447,198,708    $ 71,789,057    $ 90,416,776
  Shares outstanding ..........        3,887,263       3,103,220      28,093,500      12,831,517       3,024,428       4,112,450
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) (Note 3) .....     $      17.05    $       5.58    $       1.00    $      34.85    $      23.74    $      21.99
                                    ============    ============    ============    ============    ============    ============

CLASS C SHARES
  Net assets ..................     $ 13,325,949    $  2,871,680    $  8,557,606    $142,081,466    $ 15,982,923    $ 36,084,264
  Shares outstanding ..........          750,136         512,407       8,557,606       4,013,912         664,338       1,629,496
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) (Note 3) .....     $      17.76    $       5.60    $       1.00    $      35.40    $      24.06    $      22.14
                                    ============    ============    ============    ============    ============    ============

CLASS Y SHARES
  Net assets ..................     $  4,176,452    $    117,227            --      $ 22,394,314    $ 28,864,830    $ 43,431,508
  Shares outstanding ..........          221,776          20,773            --           612,578       1,200,401       1,956,609
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) ..............     $      18.83    $       5.64            --      $      36.56    $      24.05    $      22.20
                                    ============    ============                    ============    ============    ============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2000

================================================================================================================================
                                                                         DAVIS
                                           DAVIS           DAVIS       GOVERNMENT                      DAVIS
                                           GROWTH       GOVERNMENT       MONEY          DAVIS       CONVERTIBLE       DAVIS
                                        OPPORTUNITY        BOND          MARKET       FINANCIAL      SECURITIES    REAL ESTATE
                                            FUND           FUND           FUND           FUND          FUND            FUND
                                            ----           ----           ----           ----          ----            ----
INVESTMENT  INCOME
  (LOSS):
Income:
  Dividends .........................   $    608,488   $       --     $       --     $  7,768,536   $  6,417,610   $ 14,906,779
  Interest ..........................        307,385      2,436,965     35,056,374        328,890      3,688,773        387,906
                                        ------------   ------------   ------------   ------------   ------------   ------------
           Total income* ............        915,873      2,436,965     35,056,374      8,097,426     10,106,383     15,294,685
                                        ------------   ------------   ------------   ------------   ------------   ------------
Expenses:
  Management fees (Note 2) ..........      1,148,892        184,535      2,579,145      6,051,848      1,847,527      2,272,019
  Custodian fees ....................         60,568         38,989         84,195        152,691         64,652         73,455
  Transfer agent fees
    Class A .........................         89,113         29,041        113,965        578,895         76,552        171,419
    Class B .........................        116,114         33,777         55,804        734,784        125,083        216,606
    Class C .........................         20,653          6,545         16,657        174,600         25,492         51,006
    Class Y .........................            748             87           --           18,605          3,618          9,645
  Audit fees ........................          8,050          7,475         11,500         27,600          8,625         13,800
  Legal fees ........................         11,967          2,346         33,725         51,298         12,803         20,628
  Accounting fees (Note 2) ..........          6,504          2,496         37,500         14,496          7,500          9,504
  Reports to s hareholders ..........         54,858         10,796        158,952        333,866         98,676        117,776
  Directors'  fees and expenses .....         15,023          2,569         44,977         86,637         17,430         21,186
  Registration and filing fees ......         70,680         57,230        110,778        130,785         78,652         78,324
  Miscellaneous .....................          7,366            483         10,149        379,510          2,636         74,843
  Distribution plan payments (Note 3)
    Class A .........................        141,860         37,686           --          888,642        156,846        296,632
    Class B .........................        622,450        188,704           --        3,662,809        814,131        862,486
    Class C .........................         82,645         27,391           --          983,139        180,688        311,302
                                        ------------   ------------   ------------   ------------   ------------   ------------
        Total expenses ..............      2,457,491        630,150      3,257,347     14,270,205      3,520,911      4,600,631
        Expenses paid indirectly
        (Note 6) ....................         (1,256)          (348)        (4,350)        (1,484)        (8,706)        (4,013)
                                        ------------   ------------   ------------   ------------   ------------   ------------
        Net expenses ................      2,456,235        629,802      3,252,997     14,268,721      3,512,205      4,596,618
                                        ------------   ------------   ------------   ------------   ------------   ------------
          Net investment
            income (loss) ...........     (1,540,362)     1,807,163     31,803,377     (6,171,295)     6,594,178     10,698,067
                                        ------------   ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from
   investment transactions
   Unaffiliated companies ...........     43,006,726       (779,386)          --       80,297,049      5,983,639     (5,789,504)
   Affiliated companies .............           --             --             --             --             --       (4,142,204)
Net change in unrealized appreciation
   of  investments ..................    (26,359,582)     1,972,298           --      192,204,213    (14,476,901)    68,949,324
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net realized and unrealized
   gain (loss) on investments .......     16,647,144      1,192,912           --      272,501,262     (8,493,262)    59,017,616
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase(decrease) in net assets
     resulting from operations ......   $ 15,106,782   $  3,000,075   $ 31,803,377   $266,329,967   $ (1,899,084)  $ 69,715,683
                                        ============   ============   ============   ============   ============   ============

*Net of foreign taxes
   withheld as follows: .............   $      5,892   $       --     $       --     $     30,469   $      3,618   $     16,171


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000


==================================================================================================================================
                                                                         DAVIS
                                           DAVIS          DAVIS       GOVERNMENT                         DAVIS         DAVIS
                                          GROWTH       GOVERNMENT       MONEY           DAVIS        CONVERTIBLE       REAL
                                       OPPORTUNITY        BOND          MARKET        FINANCIAL       SECURITIES      ESTATE
                                           FUND           FUND           FUND            FUND            FUND          FUND
                                       ------------   ------------   ------------   --------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) .....   $ (1,540,362)  $  1,807,163   $ 31,803,377   $   (6,171,295)  $  6,594,178   $ 10,698,067
  Net realized gain (loss) from
    investment transactions ........     43,006,726       (779,386)          --         80,297,049      5,983,639     (9,931,708)
  Net change in unrealized
    appreciation of investments ....    (26,359,582)     1,972,298           --        192,204,213    (14,476,901)    68,949,324
                                       ------------   ------------   ------------   --------------   ------------   ------------
  Net increase (decrease) in net
    assets resulting from operations     15,106,782      3,000,075     31,803,377      266,329,967     (1,899,084)    69,715,683

DIVIDENDS AND
  DISTRIBUTIONS  TO
  SHAREHOLDERS  FROM:

  Net investment income
    Class A ........................           --         (793,460)   (29,849,670)            --       (3,356,386)    (5,733,580)
    Class B ........................           --         (882,682)    (1,629,116)            --       (1,754,278)    (2,485,139)
    Class C ........................           --         (128,670)      (324,591)            --         (391,776)      (925,053)
    Class Y ........................           --           (2,351)          --               --       (1,091,738)    (1,554,295)

  Realized gains from investment
  transactions
    Class A ........................    (19,104,323)          --             --        (30,339,181)      (969,527)          --
    Class B ........................    (16,296,750)          --             --        (22,547,802)      (666,765)          --
    Class C ........................     (2,373,706)          --             --         (6,598,567)      (146,303)          --
    Class Y ........................       (920,170)          --             --         (1,021,121)      (283,071)          --

  Return of capital
     Class A .......................           --          (12,528)          --               --          (90,495)      (754,027)
     Class B .......................           --          (13,936)          --               --          (47,299)      (326,822)
     Class C .......................           --           (2,032)          --               --          (10,563)      (121,654)
     Class Y .......................           --              (37)          --               --          (29,435)      (204,407)

  Distribution in excess of net
  realized gains
     Class A .......................           --             --             --           (501,141)          --             --
     Class B .......................           --             --             --           (372,443)          --             --
     Class C .......................           --             --             --           (108,995)          --             --
     Class Y .......................           --             --             --            (16,867)          --             --

CAPITAL SHARE
  TRANSACTIONS:

  Net increase (decrease) in net
  assets resulting from capital
  share transactions (Note 5)
     Class A .......................     26,265,451     (3,006,427)    21,146,653      104,846,129     (9,863,400)      (680,918)
     Class B .......................     24,859,756    (11,557,483)   (16,424,830)      (3,416,364)   (11,280,877)
     Class C .......................      9,852,176     (1,982,543)       517,219       32,494,228     (2,199,186)       357,566
     Class Y .......................      4,840,191         96,137           --         11,294,219     (2,667,843)    (6,780,138)
                                       ------------   ------------   ------------   --------------   ------------   ------------

       Total increase (decrease)
         in net assets .............     42,229,407    (15,285,937)     5,239,042      350,042,062    (36,748,026)    31,546,993

NET ASSETS:
   Beginning of period .............    125,151,222     51,154,278    553,976,919      899,513,963    256,087,107    314,508,143
                                       ------------   ------------   ------------   --------------   ------------   ------------

   End of period ...................   $167,380,629   $ 35,868,341   $559,215,961   $1,249,556,025   $219,339,081   $346,055,136
                                       ============   ============   ============   ==============   ============   ============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1999



==================================================================================================================================

                                                                     DAVIS
                                      DAVIS           DAVIS        GOVERNMENT                        DAVIS           DAVIS
                                      GROWTH       GOVERNMENT        MONEY           DAVIS        CONVERTIBLE         REAL
                                   OPPORTUNITY        BOND           MARKET        FINANCIAL       SECURITIES        ESTATE
                                       FUND           FUND            FUND            FUND            FUND            FUND
                                  -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)    $    (995,733)  $   2,787,556   $  24,347,969   $    (821,488)  $   7,153,518   $  13,183,562
  Net realized gain (loss) from
    investment transactions ...      27,840,527      (3,856,726)           --       (18,241,280)      1,735,065     (54,820,043)
  Net change in unrealized
    appreciation/(depreciation)
    of investments ............       3,773,440      (1,425,531)           --         5,225,551      21,964,910       8,255,614
                                  -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in
    net assets resulting from
    operations ................      30,618,234      (2,494,701)     24,347,969     (13,837,217)     30,853,493     (33,380,867)

DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

  Net investment income
    Class A ...................            --        (1,079,677)    (22,123,099)           --        (3,737,774)     (6,800,729)
    Class B ...................            --        (1,421,228)     (1,826,938)           --        (1,886,615)     (3,557,875)
    Class C ...................            --          (280,468)       (397,932)           --          (476,532)     (1,032,423)
    Class Y ...................            --            (6,183)           --              --        (1,052,597)     (1,784,407)

Realized gains from investment
transactions
    Class A ...................     (13,615,051)           --              --              --        (3,779,462)           --
    Class B ...................     (11,980,005)           --              --              --        (2,703,748)           --
    Class C ...................        (850,350)           --              --              --          (592,162)           --
    Class Y ...................         (10,469)           --              --              --          (988,150)           --

Return of capital
    Class A ...................            --          (136,983)           --              --           (43,674)     (1,295,430)
    Class B ...................            --          (180,317)           --              --           (22,044)       (677,718)
    Class C ...................            --           (35,584)           --              --            (5,568)       (196,660)
    Class Y ...................            --              (784)           --              --           (12,299)       (339,901)


CAPITAL SHARE
TRANSACTIONS:

Net increase (decrease) in net
assets resulting from capital
share transactions (Note 5)
    Class A ...................      12,642,166      (1,292,187)     28,541,312     (30,643,859)    (22,674,204)    (26,892,032)
    Class B ...................      (9,298,238)     (4,635,530)      9,052,299     (35,203,119)     (9,400,210)    (34,754,115)
    Class C ...................       1,196,224      (2,779,262)      1,909,677      (1,568,115)     (8,796,270)         42,072
    Class Y ...................         (67,521)       (323,278)           --        (2,143,927)        780,544      11,466,558
                                  -------------   -------------   -------------   -------------   -------------   -------------

      Total increase (decrease)
         in net assets ........       8,634,990     (14,666,182)     39,503,288     (83,396,237)    (24,537,272)    (99,203,527)

NET ASSETS:
  Beginning of period .........     116,516,232      65,820,460     514,473,631     982,910,200     280,624,379     413,711,670
                                  -------------   -------------   -------------   -------------   -------------   -------------

  End of period ...............   $ 125,151,222   $  51,154,278   $ 553,976,919   $ 899,513,963   $ 256,087,107   $ 314,508,143
                                  =============   =============   =============   =============   =============   =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2000, Davis Government Bond Fund had approximately $5,343,000 of capital loss carryovers available to offset future capital gains which expire between 2001 and 2008. At December 31, 2000, Davis Convertible Securities Fund had approximately $2,393,000 of post October losses available to offset future capital gains, if any, which expire in 2009. At December 31, 2000, Davis Real Estate Fund had approximately $70,404,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which will expire between 2006 and 2009.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, for Davis Growth Opportunity Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $1,540,362 and a corresponding decrease in accumulated net realized gain; and for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $6,171,295, a decrease in accumulated net realized loss of $1,006,681 and a decrease in additional paid in capital of $7,177,976.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

     Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

     The Adviser is paid for registering fund shares for sale in various states. The fee for the year ended December 31, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $26,907, $5,032, $15,472, $162,062, $21,610 and $44,238, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500 and $9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE - (CONTINUED)

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

     Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 2000, SCD received $11,750 and $46,160 in commissions on the purchases and sales of portfolio securities in the Davis Growth Opportunity Fund and Davis Financial Fund, respectively.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the year ended December 31, 2000, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $118,884, $15,295, $1,716,842, $95,370 and $253,677 from commissions earned on sales of
Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $18,732, $2,465, $260,958, $15,076 and $30,030 was retained by the Underwriter and the remaining $100,152, $12,830, $1,455,884, $80,294 and $223,647 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 2000 was $141,860, $37,686, $888,642, $156,846 and $296,632, respectively.

     CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

     Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended December 31 2000, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $470,467, $142,739, $2,753,062 $611,681 and $648,054, respectively and service fees of $151,983, $45,965,
$909,747, $202,450 and $214,432, respectively.

     Commission advances by the Distributor during the year ended December 31, 2000 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $299,792, $105,041, $3,267,301, $338,828 and $291,264 of which $205,465, $91,835, $2,979,499, $304,150 and $269,724 was
reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $2,724,412, $886,192, $25,816,916, $6,765,784 and $12,717,870, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 2000 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $143,378, $210,253, $1,995,396, $374,216 and $434,376,
respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended December 31, 2000, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution payments of $82,645, $27,391, $983,139, $180,688 and $311,302, respectively. During the year ended December 31, 2000, the Distributor received $3,344, $3,732, $70,915, $6,758 and $16,856 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

     All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2000 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                  DAVIS            DAVIS                           DAVIS
                                 GROWTH         GOVERNMENT         DAVIS        CONVERTIBLE          DAVIS
                               OPPORTUNITY         BOND          FINANCIAL      SECURITIES        REAL ESTATE
                                  FUND             FUND            FUND            FUND              FUND
                                  ----             ----            ----            ----              ----
     Cost of purchases.....  $112,423,590      $ 47,280,927   $389,391,598      $ 56,014,295     $ 53,918,521
     Proceeds of sales.....  $ 89,106,350      $ 67,052,647   $338,120,483      $ 83,728,661     $ 96,568,913

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 5 - CAPITAL STOCK

    At December 31, 2000 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund.
4.1 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

                                                                          YEAR ENDED
CLASS A                                                               DECEMBER 31, 2000
                                 --------------------------------------------------------------------------------------------
                                                                    DAVIS
                                     DAVIS           DAVIS        GOVERNMENT                         DAVIS           DAVIS
                                    GROWTH         GOVERNMENT       MONEY           DAVIS         CONVERTIBLE        REAL
                                  OPPORTUNITY         BOND          MARKET        FINANCIAL        SECURITIES        ESTATE
                                     FUND             FUND           FUND            FUND            FUND            FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ...................      4,324,624       4,728,865     596,392,681       7,577,230         816,102       3,453,778
Shares issued in reinvestment
  of distributions ............      1,075,129         110,533      29,405,013         866,341         157,933         281,434
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                     5,399,753       4,839,398     625,797,694       8,443,571         974,035       3,735,212
Shares redeemed ...............     (3,965,935)     (5,406,051)   (604,651,041)     (5,514,110)     (1,341,760)     (3,845,366)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....      1,433,818        (566,653)     21,146,653       2,929,461        (367,725)       (110,154)
                                 =============   =============   =============   =============   =============   =============

Proceeds from shares sold .....  $  99,581,601   $  25,790,938   $ 596,392,681   $ 245,771,524   $  21,380,672   $  69,740,310
Proceeds from shares issued in
  reinvestment of distributions     18,567,480         592,591      29,405,013      28,649,756       3,974,807       5,783,541
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                   118,149,081      26,383,529     625,797,694     274,421,280      25,355,479      75,523,851
Cost of shares redeemed .......    (91,883,630)    (29,389,956)   (604,651,041)   (169,575,151)    (35,218,879)    (76,204,769)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) .......  $  26,265,451   $  (3,006,427)  $  21,146,653   $ 104,846,129   $  (9,863,400)  $    (680,918)
                                 =============   =============   =============   =============   =============   =============


                                                                            YEAR ENDED
CLASS A                                                                DECEMBER 31, 1999
                                 --------------------------------------------------------------------------------------------
                                                                    DAVIS
                                     DAVIS           DAVIS        GOVERNMENT                         DAVIS           DAVIS
                                    GROWTH         GOVERNMENT       MONEY           DAVIS         CONVERTIBLE        REAL
                                  OPPORTUNITY         BOND          MARKET        FINANCIAL        SECURITIES        ESTATE
                                     FUND             FUND           FUND            FUND            FUND            FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ...................      3,145,959       3,817,254     489,311,673       4,127,181       1,429,788       4,292,076
Shares issued in reinvestment
  of distributions ............        663,905         151,900      22,489,378               -         296,598         373,568
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                     3,809,864       3,969,154     511,801,051       4,127,181       1,726,386       4,665,644
Shares redeemed ...............     (3,126,446)     (4,231,047)   (483,259,739)     (5,202,234)     (2,664,056)     (6,138,111)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....        683,418        (261,893)     28,541,312      (1,075,053)       (937,670)     (1,472,467)
                                 =============   =============   =============   =============   =============   =============

Proceeds from shares sold .....  $  63,534,504   $  21,367,729   $ 489,311,673   $ 123,524,984   $  35,529,821   $  85,547,857
Proceeds from shares issued in
  reinvestment of distributions     13,032,786         850,367      22,489,378               -       7,198,251       7,118,561
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                    76,567,290      22,218,096     511,801,051     123,524,984      42,728,072      92,666,418
Cost of shares redeemed .......    (63,925,124)    (23,510,283)   (483,259,739)   (154,168,843)    (65,402,276)   (119,558,450)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....  $  12,642,166   $  (1,292,187)  $  28,541,312   $ (30,643,859)  $ (22,674,204)  $ (26,892,032)
                                 =============   =============   =============   =============   =============   =============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                          YEAR ENDED
CLASS B                                                               DECEMBER 31, 2000
                                 --------------------------------------------------------------------------------------------
                                                                    DAVIS
                                     DAVIS           DAVIS        GOVERNMENT                         DAVIS           DAVIS
                                    GROWTH         GOVERNMENT       MONEY           DAVIS         CONVERTIBLE        REAL
                                  OPPORTUNITY         BOND          MARKET        FINANCIAL        SECURITIES        ESTATE
                                     FUND             FUND           FUND            FUND            FUND            FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ...................      1,387,518       1,705,554      42,758,603       2,951,894         409,787         459,510
Shares issued in reinvestment
  of distributions ............        971,547          85,676       1,338,025         653,922          72,811          87,011
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                     2,359,065       1,791,230      44,096,628       3,605,816         482,598         546,521
Shares redeemed ...............       (965,272)     (3,966,022)    (60,521,458)     (4,117,259)       (926,497)     (1,573,486)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....      1,393,793      (2,174,792)    (16,424,830)       (511,443)       (443,899)     (1,026,965)
                                 =============   =============   =============   =============   =============   =============

Proceeds from shares sold .....  $  29,452,777   $   9,205,918   $  42,758,603   $  92,318,857   $  10,584,383   $   9,119,177
Proceeds from shares issued in
  reinvestment of distributions     15,389,308         458,577       1,338,025      20,774,408       1,789,866       1,777,556
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                    44,842,085       9,664,495      44,096,628     113,093,265      12,374,249      10,896,733
Cost of shares redeemed .......    (19,982,329)    (21,221,978)    (60,521,458)   (116,509,629)    (23,655,126)    (29,856,956)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....  $  24,859,756   $ (11,557,483)  $ (16,424,830)  $  (3,416,364)  $ (11,280,877)  $ (18,960,223)
                                 =============   =============   =============   =============   =============   =============


                                                                            YEAR ENDED
CLASS B                                                                DECEMBER 31, 1999
                                 --------------------------------------------------------------------------------------------
                                                                    DAVIS
                                     DAVIS           DAVIS        GOVERNMENT                         DAVIS           DAVIS
                                    GROWTH         GOVERNMENT       MONEY           DAVIS         CONVERTIBLE        REAL
                                  OPPORTUNITY         BOND          MARKET        FINANCIAL        SECURITIES        ESTATE
                                     FUND             FUND           FUND            FUND            FUND            FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ...................        457,988       4,342,349      77,842,904       2,787,722         617,097       1,038,220
Shares issued in reinvestment
  of distributions ............        578,680         159,671       1,559,286               -         157,317         159,571
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                     1,036,668       4,502,020      79,402,190       2,787,722         774,414       1,197,791
Shares redeemed ...............     (1,404,098)     (5,344,647)    (70,349,891)     (4,042,943)     (1,163,669)     (3,026,165)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....       (367,430)       (842,627)      9,052,299      (1,255,221)       (389,255)     (1,828,374)
                                 =============   =============   =============   =============   =============   =============


Proceeds from shares sold .....  $   9,046,160   $  24,390,433   $  77,842,904   $  81,577,802   $  15,267,911   $  20,759,379
Proceeds from shares issued in
  reinvestment of distributions     10,803,653         890,085       1,559,286               -       3,765,045       3,017,103
                                 -------------   -------------   -------------   -------------   -------------   -------------
                                    19,849,813      25,280,518      79,402,190      81,577,802      19,032,956      23,776,482
Cost of shares redeemed .......    (29,148,051)    (29,916,048)    (70,349,891)   (116,780,921)    (28,433,166)    (58,530,597)
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) .....  $  (9,298,238)  $  (4,635,530)  $   9,052,299   $ (35,203,119)  $  (9,400,210)  $ (34,754,115)
                                 =============   =============   =============   =============   =============   =============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                          YEAR ENDED
CLASS C                                                               DECEMBER 31, 2000
                                 --------------------------------------------------------------------------------------------
                                                                    DAVIS
                                     DAVIS           DAVIS        GOVERNMENT                         DAVIS           DAVIS
                                    GROWTH         GOVERNMENT       MONEY           DAVIS         CONVERTIBLE        REAL
                                  OPPORTUNITY         BOND          MARKET        FINANCIAL        SECURITIES        ESTATE
                                     FUND             FUND           FUND            FUND            FUND            FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ...................       482,111         521,059      29,089,389        1,909,688         145,441        498,906
Shares issued in reinvestment
  of distributions ............       138,873          10,074         282,119          194,406          16,537         36,747
                                 ------------    ------------    ------------     ------------    ------------   ------------
                                      620,984         531,133      29,371,508        2,104,094         161,978        535,653
Shares redeemed ...............      (104,083)       (907,681)    (28,854,289)      (1,203,788)       (245,677)      (539,320)
                                 ------------    ------------    ------------     ------------    ------------   ------------
  Net increase (decrease) .....       516,901        (376,548)        517,219          900,306         (83,699)        (3,667)
                                 ============    ============    ============     ============    ============   ============

Proceeds from shares sold .....  $  9,825,947    $  2,860,062    $ 29,089,389     $ 61,144,740    $  3,773,613   $  9,960,052
Proceeds from shares issued in
  reinvestment of distributions     2,291,412          54,059         282,119        6,271,527         412,235        759,484
                                 ------------    ------------    ------------     ------------    ------------   ------------
                                   12,117,359       2,914,121      29,371,508       67,416,267       4,185,848     10,719,536
Cost of shares redeemed .......    (2,265,183)     (4,896,664)    (28,854,289)     (34,922,039)     (6,385,034)   (10,361,970)
                                 ------------    ------------    ------------     ------------    ------------   ------------
  Net increase (decrease) .....  $  9,852,176    $ (1,982,543)   $    517,219     $ 32,494,228    $ (2,199,186)  $    357,566
                                 ============    ============    ============     ============    ============   ============

                                                                          YEAR ENDED
CLASS C                                                               DECEMBER 31, 1999
                                 --------------------------------------------------------------------------------------------
                                                                    DAVIS
                                     DAVIS           DAVIS        GOVERNMENT                         DAVIS           DAVIS
                                    GROWTH         GOVERNMENT       MONEY           DAVIS         CONVERTIBLE        REAL
                                  OPPORTUNITY         BOND          MARKET        FINANCIAL        SECURITIES        ESTATE
                                     FUND             FUND           FUND            FUND            FUND            FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ...................        134,267       1,009,453      24,201,099       1,209,312         171,632         839,413
Shares issued in reinvestment
  of distributions ............         39,822          22,464         340,222               -          35,118          49,829
                                  ------------    ------------    ------------    ------------    ------------    ------------
                                       174,089       1,031,917      24,541,321       1,209,312         206,750         889,242
Shares redeemed ...............       (108,727)     (1,528,758)    (22,631,644)     (1,272,377)       (565,480)       (905,955)
                                  ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) .....         65,362        (496,841)      1,909,677         (63,065)       (358,730)        (16,713)
                                  ============    ============    ============    ============    ============    ============

Proceeds from shares sold .....   $  2,717,503    $  5,692,361    $ 24,201,099    $ 35,843,664    $  4,362,506    $ 16,613,743
Proceeds from shares issued in
  reinvestment of distributions        762,795         125,485         340,222               -         852,435         947,417
                                  ------------    ------------    ------------    ------------    ------------    ------------
                                     3,480,298       5,817,846      24,541,321      35,843,664       5,214,941      17,561,160
Cost of shares redeemed .......     (2,284,074)     (8,597,108)    (22,631,644)    (37,411,779)    (14,011,211)    (17,519,088)
                                  ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) .....   $  1,196,224    $ (2,779,262)   $  1,909,677    $ (1,568,115)   $ (8,796,270)   $     42,072
                                  ============    ============    ============    ============    ============    ============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS Y

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2000
                                  ----------------------------------------------------------------------------
                                     DAVIS           DAVIS                           DAVIS            DAVIS
                                     GROWTH       GOVERNMENT         DAVIS        CONVERTIBLE         REAL
                                  OPPORTUNITY         BOND         FINANCIAL       SECURITIES        ESTATE
                                      FUND            FUND            FUND            FUND            FUND
                                  ------------    ------------    ------------    ------------    ------------
Shares sold ...................        175,608          21,233         435,460          25,724          77,705
Shares issued in reinvestment
  of distributions ............         51,778              60          27,899          53,183          81,549
                                  ------------    ------------    ------------    ------------    ------------
                                       227,386          21,293         463,359          78,907         159,254
Shares redeemed ...............         (5,812)         (3,644)       (133,547)       (191,955)       (549,858)
                                  ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) .....        221,574          17,649         329,812        (113,048)       (390,604)
                                  ============    ============    ============    ============    ============

Proceeds from shares sold .....   $  4,068,499    $    116,395    $ 14,402,907    $    696,288    $  1,517,233
Proceeds from shares issued in
  reinvestment of distributions        905,087             331         928,750       1,351,686       1,685,446
                                  ------------    ------------    ------------    ------------    ------------
                                     4,973,586         116,726      15,331,657       2,047,974       3,202,679
Cost of shares redeemed .......       (133,395)        (20,589)     (4,037,438)     (4,715,817)     (9,982,817)
                                  ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) .....   $  4,840,191    $     96,137    $ 11,294,219    $ (2,667,843)   $ (6,780,138)
                                  ============    ============    ============    ============    ============


CLASS Y

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2000
                                  ----------------------------------------------------------------------------
                                     DAVIS           DAVIS                           DAVIS            DAVIS
                                     GROWTH       GOVERNMENT         DAVIS        CONVERTIBLE         REAL
                                  OPPORTUNITY         BOND         FINANCIAL       SECURITIES        ESTATE
                                      FUND            FUND            FUND            FUND            FUND
                                  ------------    ------------    ------------    ------------    ------------
Shares sold ...................          1,516           4,288         142,397          24,246         658,578
Shares issued in reinvestment
  of distributions ............              -               1               -          82,267         116,912
                                  ------------    ------------    ------------    ------------    ------------
                                         1,516           4,289         142,397         106,513         775,490
Shares redeemed ...............         (4,660)        (60,684)       (215,183)        (74,107)       (204,631)
                                  ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) .....         (3,144)        (56,395)        (72,786)         32,406         570,859
                                  ============    ============    ============    ============    ============

Proceeds from shares sold .....   $     34,406    $     24,947    $  4,266,232    $    590,321    $ 13,107,822
Proceeds from shares issued in
  reinvestment of distributions              -               5               -       2,008,602       2,244,759
                                  ------------    ------------    ------------    ------------    ------------
                                        34,406          24,952       4,266,232       2,598,923      15,352,581
Cost of shares redeemed .......       (101,927)       (348,230)     (6,410,159)     (1,818,379)     (3,886,023)
                                  ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) .....   $    (67,521)   $   (323,278)   $ (2,143,927)   $    780,544    $ 11,466,558
                                  ============    ============    ============    ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2000
================================================================================

NOTE 6 - CUSTODY FEES

     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,256, $348, $4,350, $1,484, $8,706 and $4,013 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the year ended December 31, 2000.

NOTE 7 - RESTRICTED AND ILLIQUID SECURITIES

     Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Growth Opportunity Fund was $761,176, or 0.46% of the Fund's net assets as of December 31, 2000. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Convertible Securities Fund was $40,000, or 0.02% of the Fund's net assets as of December 31, 2000. Information concerning restricted and illiquid securities is as follows:

                                                                                      Valuation per Unit
                                          Acquisition                                  as of December 31,
Fund                 Security                 Date      Shares/Par   Cost per Unit         2000
----                 --------                 ----      ----------   -------------         ----
Davis  Growth   LogicVision, Inc. Pfd.
Opportunity     Class I                    01/28/00       117,647     $   8.50            $  6.47

Davis
Convertible
Securities      Florida West Airlines,
                Inc., 8.00%, 03/25/99      03/23/94       500,000     $ 100.00            $  8.00

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                   2000           1999           1998           1997           1996
                                                  ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ..........   $22.17         $21.96         $22.49         $18.93         $17.25
                                                  ------         ------         ------         ------         ------
Income  (Loss) From Investment  Operations
   Net Investment Loss ........................    (0.11)         (0.10)         (0.09)         (0.10)         (0.13)
   Net Realized and Unrealized Gains ..........     2.22           5.96           0.59           5.34           3.37
                                                  ------         ------         ------         ------         ------
       Total From Investment Operations .......     2.11           5.86           0.50           5.24           3.24
                                                  ------         ------         ------         ------         ------

Distributions
   Distributions from Realized Gains ..........    (5.68)         (5.65)         (1.03)         (1.68)         (1.55)
   Return of Capital ..........................       --             --             --             --          (0.01)
       Total Distributions ....................    (5.68)         (5.65)         (1.03)         (1.68)         (1.56)
                                                  ------         ------         ------         ------         ------
Net Asset Value, End of Period ................   $18.60         $22.17         $21.96         $22.49         $18.93
                                                  ======         ======         ======         ======         ======

Total Return(1) ...............................    11.49%         31.45%          2.32%         27.70%         18.73%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)....  $83,607        $67,871        $52,212        $48,386        $27,158
   Ratio of Expenses to Average Net Assets ....     1.19%          1.29%          1.32%          1.27%          1.49%(2)
   Ratio of Net Investment Loss to
     Average Net Assets .......................    (0.59)%        (0.50)%        (0.38)%        (0.58)%        (0.76)%
   Portfolio Turnover Rate(3)..................    60.06%        100.30%         18.03%         19.33%         30.55%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND


     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B


                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                         2000           1999           1998           1997           1996
                                                        ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ..............     $20.95         $21.18         $21.88         $18.58         $17.08
                                                        ------         ------         ------         ------         ------
Income  (Loss) From Investment Operations
   Net Investment Loss ............................      (0.23)         (0.26)         (0.26)         (0.25)         (0.27)
   Net Realized and Unrealized Gains ..............       2.01           5.68           0.59           5.23           3.33
                                                        ------         ------         ------         ------         ------
       Total From Investment
           Operations .............................       1.78           5.42           0.33           4.98           3.06
                                                        ------         ------         ------         ------         ------

Distributions
   Distributions from Realized Gains ..............      (5.68)         (5.65)         (1.03)         (1.68)         (1.55)
   Return of Capital ..............................         --             --             --             --          (0.01)
                                                        ------         ------         ------         ------         ------
       Total Distributions ........................      (5.68)         (5.65)         (1.03)         (1.68)         (1.56)
                                                        ------         ------         ------         ------         ------
Net Asset Value, End of Period ....................     $17.05         $20.95         $21.18         $21.88         $18.58
                                                        ======         ======         ======         ======         ======

Total Return(1)....................................      10.57%         30.42%          1.61%         26.82%         17.86%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........    $66,271        $52,234        $60,587        $61,383        $39,343
   Ratio of Expenses to Average  Net Assets .......       2.08%          2.16%          2.10%          2.09%(2)       2.25%(2)
   Ratio of Net Investment Loss to Average
     Net Assets ...................................      (1.48)%        (1.37)%        (1.16)%        (1.40)%        (1.52)%
   Portfolio Turnover Rate(3)......................      60.06%        100.30%         18.03%         19.33%         30.55%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% and 2.24% for 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                             AUGUST 15, 1997
                                                                                                (INCEPTION
                                                                                                  OF CLASS)
                                                               YEAR ENDED DECEMBER 31,             THROUGH
                                                    -----------------------------------------    DECEMBER 31,
                                                        2000          1999          1998             1997
                                                       ------        ------        ------           ------
Net Asset Value, Beginning of Period ........          $21.62        $21.71        $22.43           $25.56
                                                       ------        ------        ------           ------

Income (Loss) From Investment Operations
   Net Investment Loss ......................           (0.17)        (0.22)        (0.30)           (0.04)
   Net Realized and Unrealized Gains (Losses)            1.99          5.78          0.61            (1.41)
                                                       ------        ------        ------           ------
       Total From Investment
           Operations .......................            1.82          5.56          0.31            (1.45)
                                                       ------        ------        ------           ------

Dividends and Distributions
   Distributions from Realized Gains ........           (5.68)        (5.65)        (1.03)           (1.68)
                                                       ------        ------        ------           ------
       Total Distributions ..................           (5.68)        (5.65)        (1.03)           (1.68)
                                                       ------        ------        ------           ------
Net Asset Value, End of Period ..............          $17.76        $21.62        $21.71           $22.43
                                                       ======        ======        ======           ======

Total Return(1)..............................           10.42%        30.32%         1.48%           (5.66)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)  .         $13,326        $5,041        $3,644           $2,585
   Ratio of Expenses to Average Net Assets ..            2.15%         2.34%(2)      2.27%            2.19%*
   Ratio of Net Investment Loss to
     Average  Net Assets ....................           (1.55)%       (1.54)%       (1.33)%          (1.51)%*
   Portfolio Turnover Rate(3)................           60.06%       100.30%        18.03%           19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                   SEPTEMBER 18, 1997
                                                                                      (INCEPTION
                                                                                        OF CLASS)
                                                       YEAR ENDED DECEMBER 31,          THROUGH
                                                    ----------------------------       DECEMBER 31,
                                                     2000       1999(4)     1998          1997
                                                    ------      ------     ------        ------
Net Asset Value, Beginning of Period .........      $22.31      $21.96     $22.52        $27.19
                                                    ------      ------     ------        ------

Income (Loss) From Investment Operations
   Net Investment Loss .......................       (0.04)      (0.03)     (0.14)           --
   Net Realized and Unrealized Gains (Losses)         2.24        6.03       0.61         (2.99)
                                                    ------      ------     ------        ------
       Total From Investment
           Operations ........................        2.20        6.00       0.47         (2.99)
                                                    ------      ------     ------        ------

Dividends and Distributions
   Distributions from Realized Gains .........       (5.68)      (5.65)     (1.03)        (1.68)
                                                    ------      ------     ------        ------
       Total Distributions ...................       (5.68)      (5.65)     (1.03)        (1.68)
                                                    ------      ------     ------        ------
Net Asset Value, End of Period ...............      $18.83      $22.31     $21.96        $22.52
                                                    ======      ======     ======        ======

Total Return(1)...............................       11.83%      32.16%      2.18%       (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) ..      $4,176          $5        $73           $94
   Ratio of Expenses to Average Net Assets ...        0.93%       1.06%(2)   1.33%(2)      1.01%*
   Ratio of Net Investment Loss to
     Average  Net Assets .....................       (0.33)%     (0.26)%    (0.38)%       (0.33)%*
   Portfolio Turnover Rate(3).................       60.06%     100.30%     18.03%        19.33%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all
     (beta)dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                            YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                         ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ..........          $ 5.38         $ 5.90         $ 5.87         $ 5.76         $ 6.00
                                                         ------         ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment Income ......................            0.29           0.28           0.29           0.33           0.33
   Net Realized and Unrealized Gains (Losses) .            0.22          (0.48)          0.07           0.11          (0.14)
                                                         ------         ------         ------         ------         ------
       Total From Investment Operations .......            0.51          (0.20)          0.36           0.44           0.19
                                                         ------         ------         ------         ------         ------

Dividends and Distributions
   Net Investment Income ......................           (0.29)         (0.28)         (0.29)         (0.33)         (0.33)
   Return of Capital ..........................               -(4)       (0.04)         (0.04)            --          (0.10)
                                                         ------         ------         ------         ------         ------
       Total Dividend and Distributions .......           (0.29)         (0.32)         (0.33)         (0.33)         (0.43)
                                                         ------         ------         ------         ------         ------

Net Asset Value, End of Period ................          $ 5.60         $ 5.38         $ 5.90         $ 5.87         $ 5.76
                                                         ======         ======         ======         ======         ======

Total Return(1)................................            9.81%         (3.47)%         6.31%          7.92%          3.40%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) ...         $15,548        $18,002        $21,285        $17,589        $18,129
   Ratio of Expenses to Average Net Assets ....            1.27%          1.20%          1.43%          1.27%(2)       1.77%
   Ratio of Net Investment
     Income to Average Net Assets .............            5.33%          5.07%          4.87%          5.82%          5.88%
   Portfolio Turnover Rate(3)..................          140.66%        150.54%         18.40%         24.35%         45.50%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                        YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                   2000           1999           1998           1997           1996
                                                  ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ........     $ 5.37         $ 5.88         $ 5.86         $ 5.75         $ 5.98
                                                  ------         ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment  Income ...................       0.24           0.24           0.27           0.29           0.29
   Net Realized and Unrealized Gains (Losses)       0.21          (0.48)          0.04           0.11          (0.13)
                                                  ------         ------         ------         ------         ------
       Total From Investment Operations .....       0.45          (0.24)          0.31           0.40           0.16
                                                  ------         ------         ------         ------         ------

Dividends and Distributions
   Net Investment Income ....................      (0.24)         (0.23)         (0.27)         (0.29)         (0.29)
   Return of Capital ........................          -(4)       (0.04)         (0.02)          --            (0.10)
                                                  ------         ------         ------         ------         ------
       Total Dividend and Distributions .....      (0.24)         (0.27)         (0.29)         (0.29)         (0.39)
                                                  ------         ------         ------         ------         ------

Net Asset Value, End of Period ..............     $ 5.58         $ 5.37         $ 5.88         $ 5.86         $ 5.75
                                                  ======         ======         ======         ======         ======

Total Return(1)..............................       8.80%         (4.12)%         5.38%          7.12%          2.78%

Ratios/Supplemental Data

   Net Assets, End of Period (000 omitted) ..    $17,331        $28,344        $36,005        $12,703        $12,959
   Ratio of Expenses to Average Net Assets ..       2.00%          1.95%          2.18%(2)       2.01%(2)       2.53%(2)
   Ratio of Net Investment Income
     to Average Net Assets ..................       4.60%          4.32%          4.13%          5.07%          5.13%
   Portfolio Turnover Rate(3)................     140.66%        150.54%         18.40%         24.35%         45.50%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.17%, 2.00% and 2.52% for 1998, 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                        AUGUST 19, 1997
                                                                                           (INCEPTION
                                                                                            OF CLASS)
                                                             YEAR ENDED DECEMBER 31,         THROUGH
                                                      ----------------------------------    DECEMBER 31,
                                                       2000          1999          1998        1997
                                                      ------        ------        ------      ------
Net Asset Value, Beginning of Period ........         $ 5.39        $ 5.90        $ 5.88      $ 5.79
                                                      ------        ------        ------      ------
Income (Loss) From Investment  Operations
   Net Investment Income ...................            0.24          0.23          0.27        0.08
   Net Realized and Unrealized Gains (Losses)           0.21         (0.47)         0.04        0.09
                                                      ------        ------        ------      ------
       Total From Investment Operations .....           0.45         (0.24)         0.31        0.17
                                                      ------        ------        ------      ------

Dividends and Distributions
   Net Investment Income ....................          (0.24)        (0.23)        (0.27)      (0.08)
   Return of Capital ........................             --(4)      (0.04)        (0.02)         --
                                                      ------        ------        ------      ------
       Total Dividend and Distributions .....          (0.24)        (0.27)        (0.29)      (0.08)
                                                      ------        ------        ------      ------


Net Asset Value, End of Period ..............         $ 5.60        $ 5.39        $ 5.90      $ 5.88
                                                      ======        ======        ======      ======

Total Return(1)..............................           8.75%        (4.15)%        5.42%       2.97%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .         $2,872        $4,791        $8,178        $215
   Ratio of Expenses to Average Net Assets ..           2.07%         1.96%         2.18%       1.97%*(2)
   Ratio of Net Investment Income to
       Average Net Assets ...................           4.53%         4.31%         4.12%       5.11%*
   Portfolio Turnover Rate(3)................         140.66%       150.54%        18.40%      24.35%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                             SEPTEMBER 1, 1998
                                                                                (INCEPTION
                                                                                 OF CLASS)
                                                    YEAR ENDED DECEMBER 31,      THROUGH
                                                    --------------------       DECEMBER 31,
                                                     2000         1999(3)          1998
                                                    ------        ------          ------
Net Asset Value, Beginning of Period ........       $ 5.42        $ 5.92          $ 5.92
                                                    ------        ------          ------

Income (Loss) From Investment  Operations
   Net Investment  Income ...................         0.31          0.24            0.07
   Net Realized and Unrealized Gains (Losses)         0.22         (0.40)           0.02
                                                    ------        ------          ------
       Total From Investment Operations .....         0.53         (0.16)           0.09
                                                    ------        ------          ------

Dividends and Distributions
   Net Investment Income ....................        (0.31)        (0.30)          (0.07)
   Return of Capital ........................           --(4)      (0.04)          (0.02)
                                                    ------        ------          ------
       Total Dividend and Distributions .....        (0.31)        (0.34)          (0.09)
                                                    ------        ------          ------


Net Asset Value, End of Period ..............       $ 5.64        $ 5.42          $ 5.92
                                                    ======        ======          ======

Total Return(1)..............................        10.08%        (2.73)%          1.59%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .         $117           $17            $352
   Ratio of Expenses to Average Net Assets ..         1.02%         0.92%           1.05%*
   Ratio of Net Investment Income to
       Average Net Assets ...................         5.58%         5.35%           5.25%*
   Portfolio Turnover Rate(2)................       140.66%       150.54%          18.40%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

(4)  Less than $0.005 per share.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B & C


                                                                         YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------
                                                        2000          1999          1998          1997          1996
                                                       ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period ..........        $1.000        $1.000        $1.000        $1.000        $1.000
                                                       ------        ------        ------        ------        ------

Income From Investment  Operations
    Net Investment Income .....................          .058          .044          .048          .049          .047

Dividends
    Net Investment Income .....................         (.058)        (.044)        (.048)        (.049)        (.047)
                                                       ------        ------        ------        ------        ------
Net Asset Value, End of Period ................        $1.000        $1.000        $1.000        $1.000        $1.000
                                                       ======        ======        ======        ======        ======

Total Return(1)................................         5.91%         4.51%          4.94%         5.02%         4.80%

Ratios/Supplemental Data
     Net Assets, End of  Period (000 omitted) .     $559,216      $553,977       $514,474      $464,459      $411,416
     Ratio of Expenses to Average Net Assets ..         0.59%         0.61%          0.61%         0.57%         0.66%
     Ratio of Net  Investment Income to
       Average Net Assets .....................         5.77%         4.52%          4.84%         4.92%         4.72%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                            YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                        2000            1999            1998           1997            1996
                                                       ------          ------          ------         ------          ------
Net Asset Value, Beginning of Period ............      $29.07          $29.32          $25.68         $18.06          $14.50
                                                       ------          ------          ------         ------          ------
Income  (Loss) From Investment  Operations
   Net Investment Income (Loss) .................       (0.06)           0.11            0.09           0.13            0.14
   Net Realized and Unrealized Gains (Losses) ...        9.22           (0.36)           3.55           7.92            4.44
                                                       ------          ------          ------         ------          ------
       Total From Investment Operations .........        9.16           (0.25)           3.64           8.05            4.58
                                                       ------          ------          ------         ------          ------

Dividends and Distributions
   Net Investment Income ........................          --              --              --          (0.13)          (0.15)
   Distributions from Realized Gains ............       (1.91)             --              --          (0.30)          (0.87)
   Distribution in Excess of Net Realized Gains .       (0.02)             --              --             --              --
                                                       ------          ------          ------         ------          ------

       Total Dividend and Distributions .........       (1.93)             --              --          (0.43)          (1.02)
                                                       ------          ------          ------         ------          ------

Net Asset Value, End of Period ..................      $36.30          $29.07          $29.32         $25.68          $18.06
                                                       ======          ======          ======         ======          ======

Total Return (1).................................       32.16%          (0.85)%         14.17%         44.53%          31.50%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ......    $637,882        $425,584        $460,799       $292,059        $107,579
   Ratio of Expenses to Average Net Assets ......        1.05%           1.04%           1.07%(2)       1.07%           1.15%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets ......................       (0.21)%          0.36%           0.34%          0.77%           0.92%
   Portfolio Turnover Rate(3)....................       34.72%          17.55%          11.37%          6.23%          25.78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                                 YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                           2000            1999            1998            1997          1996
                                                          ------          ------          ------          ------        ------
Net Asset Value, Beginning of Period ..............       $28.22          $28.71          $25.36          $17.91        $14.41
                                                          ------          ------          ------          ------        ------
Income  (Loss) From Investment  Operations
   Net Investment Income (Loss) ...................        (0.31)          (0.16)          (0.12)          (0.01)         0.01
   Net Realized and Unrealized Gains  (Losses) ....         8.87           (0.33)           3.47            7.76          4.37
                                                          ------          ------          ------          ------        ------
       Total From Investment Operations ...........         8.56           (0.49)           3.35            7.75          4.38
                                                          ------          ------          ------          ------        ------

Dividends and Distributions
   Net Investment Income ..........................           --              --              --              --        (0.01)
   Distributions from Realized Gains ..............        (1.91)             --              --           (0.30)        (0.87)
   Distribution  in Excess of Net  Realized Gains .        (0.02)             --              --              --            --
                                                          ------          ------          ------          ------        ------
       Total Dividend and Distributions ...........        (1.93)            --              --            (0.30)        (0.88)
                                                          ------          ------          ------          ------        ------

Net Asset Value, End of Period ....................       $34.85          $28.22          $28.71          $25.36        $17.91
                                                          ======          ======          ======          ======        ======

Total Return(1)....................................        31.00%          (1.71)%         13.21%          43.25%        30.29%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .......     $447,199        $376,541        $419,145        $193,257        $8,213
   Ratio of Expenses to Average Net Assets ........         1.95%           1.90%           1.93%(2)        1.97%         2.04%
   Ratio of Net Investment Income
     (Loss) to Average Net Assets .................        (1.11)%         (0.50)%         (0.52)%         (0.12)%        0.19%
   Portfolio Turnover Rate(3)......................        34.72%          17.55%          11.37%           6.23%        25.78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C


                                                                                                  AUGUST 12, 1997
                                                                                                    (INCEPTION
                                                                                                     OF CLASS)
                                                                    YEAR ENDED DECEMBER 31,           THROUGH
                                                          ------------------------------------       DECEMBER 31,
                                                           2000           1999           1998           1997
                                                          ------         ------         ------         ------
Net Asset Value, Beginning of Period ..........           $28.63         $29.12         $25.71         $23.76
                                                          ------         ------         ------         ------
Income  (Loss) From Investment  Operations
   Net Investment Loss ........................            (0.27)         (0.15)         (0.10)            --
   Net Realized and Unrealized Gains (Losses) .             8.97          (0.34)          3.51           2.25
                                                          ------         ------         ------         ------
       Total From Investment Operations .......             8.70          (0.49)          3.41           2.25
                                                          ------         ------         ------         ------

Dividends and Distributions
   Distributions from Realized Gains ..........            (1.91)            --             --          (0.30)
   Distribution in Excess of Net Realized Gains            (0.02)            --             --             --
                                                          ------         ------         ------         ------
       Total Dividend and Distributions .......            (1.93)            --             --          (0.30)
                                                          ------         ------         ------         ------

Net Asset Value, End of Period ................           $35.40         $28.63         $29.12         $25.71
                                                          ======         ======         ======         ======

Total Return(1)................................            31.04%         (1.68)%        13.26%          9.45%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)  ..         $142,081        $89,128        $92,513        $19,515
   Ratio of Expenses to Average Net Assets ....             1.93%          1.89%          1.91%          1.93%*
   Ratio of Net Investment Income
     (Loss) to Average Net Assets .............            (1.09)%        (0.49)%        (0.51)%        (0.09)%*
   Portfolio Turnover Rate(2)..................            34.72%         17.55%         11.37%          6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                              MARCH 10, 1999
                                                                                                (INCEPTION
                                                                                                 OF CLASS)
                                                          YEAR ENDED DECEMBER 31,                 THROUGH
                                                         -----------------------------------     DECEMBER 31,
                                                          2000          1999           1998         1997
                                                         ------        ------         ------       ------
Net Asset Value, Beginning of Period ..........          $29.21        $29.40         $25.66       $20.32
                                                         ------        ------         ------       ------
Income  (Loss) From Investment  Operations
   Net Investment Income (Loss) ...............           (0.01)         0.20           0.14         0.09
   Net Realized and Unrealized Gains (Losses) .            9.29         (0.39)          3.60         5.74
                                                         ------        ------         ------       ------
       Total From Investment Operations .......            9.28         (0.19)          3.74         5.83
                                                         ------        ------         ------       ------

Dividends and Distributions
   Net Investment Income ......................              --            --             --        (0.19)
   Distributions from Realized Gains ..........           (1.91)           --             --        (0.30)
   Distribution in Excess of Net Realized Gains           (0.02)           --             --           --
                                                         ------        ------         ------       ------
       Total Dividend and Distributions .......           (1.93)           --           --          (0.49)
                                                         ------        ------         ------       ------


Net Asset Value, End of Period ................          $36.56        $29.21         $29.40       $25.66
                                                         ======        ======         ======       ======
Total Return(1)................................           32.42%        (0.65)%        14.58%       28.66%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) ...         $22,394        $8,260        $10,453       $3,805
   Ratio of Expenses to Average Net Assets ....            0.89%         0.86%          0.83%(2)     0.79%*
   Ratio of Net Investment Income
     (Loss) to Average Net Assets .............           (0.05)%        0.54%          0.58%        1.06%*
   Portfolio Turnover Rate(3)..................           34.72%        17.55%         11.37%        6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A


                                                                         YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                      2000            1999            1998           1997           1996
                                                     ------          ------          ------         ------         ------
Net Asset Value, Beginning of Period ........        $25.21          $23.76          $25.26         $21.22         $18.22
                                                     ------          ------          ------         ------         ------
Income (Loss)  From Investment  Operations
   Net Investment Income ....................          0.80            0.77            0.77           0.67           0.71
   Net Realized and Unrealized Gains (Losses)         (1.01)           2.22           (1.23)          5.33           4.56
                                                     ------          ------          ------         ------         ------

       Total From Investment Operations .....         (0.21)           2.99           (0.46)          6.00           5.27
                                                     ------          ------          ------         ------         ------

Dividends and Distributions
   Net Investment Income ....................         (0.83)          (0.76)          (0.76)         (0.67)         (0.69)
   Distributions from Realized Gains ........         (0.19)          (0.77)          (0.27)         (1.22)         (1.54)
   Return of Capital ........................         (0.02)          (0.01)          (0.01)         (0.07)         (0.04)
                                                     ------          ------          ------         ------         ------

       Total Dividend and Distributions .....         (1.04)          (1.54)          (1.04)         (1.96)         (2.27)
                                                     ------          ------          ------         ------         ------
Net Asset Value, End of Period ..............        $23.96          $25.21          $23.76         $25.26         $21.22
                                                     ======          ======          ======         ======         ======

Total Return(1)..............................         (0.97)%         12.97%          (1.79)%        28.68%         29.46%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .      $102,702        $117,308        $132,856        $90,107        $42,841
   Ratio of Expenses to Average Net Assets ..          1.07%           1.12%           1.16%(2)       1.08%(2)       1.05%
   Ratio of Net Investment Income
     to Average  Net Assets .................          3.02%           2.99%           3.27%          3.00%          3.34%
   Portfolio Turnover Rate(3)................         24.50%          32.99%          14.43%         23.68%         43.16%



(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.15% and 1.07% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B


                                                              YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                             2000           1999           1998           1997          1996
                                            ------         ------         ------         ------        ------
Net Asset Value,
   Beginning of Period .................    $24.98         $23.55         $25.03         $21.05        $18.14
                                            ------         ------         ------         ------        ------
Income (Loss) From Investment Operations
   Net Investment Income ...............      0.55           0.53           0.56           0.44          0.59
   Net Realized and Unrealized
     Gains (Losses) ....................     (0.99)          2.22          (1.22)          5.26          4.45
                                            ------         ------         ------         ------        ------
       Total From  Investment
         Operations ....................     (0.44)          2.75          (0.66)          5.70          5.04
                                            ------         ------         ------         ------        ------

Dividends and Distributions
   Net  Investment Income ..............     (0.59)         (0.54)         (0.54)         (0.44)        (0.56)
   Distributions from
     Realized Gains ....................     (0.19)         (0.77)         (0.27)         (1.22)        (1.54)
   Return of  Capital ..................     (0.02)         (0.01)         (0.01)         (0.06)        (0.03)
                                            ------         ------         ------         ------        ------
       Total Dividend and
          Distributions ................     (0.80)         (1.32)         (0.82)         (1.72)        (2.13)
                                            ------         ------         ------         ------        ------

Net Asset Value, End of Period .........    $23.74         $24.98         $23.55         $25.03        $21.05
                                            ======         ======         ======         ======        ======

Total Return(1).........................     (1.86)%        12.01%         (2.62)%        27.35%        28.21%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted) .....................   $71,789        $86,623        $90,827        $35,536        $2,075
   Ratio of Expenses to
     Average Net Assets ................      2.02%(2)       2.01%          2.04%(2)       2.11%(2)      2.01%(2)
   Ratio of Net Investment Income
     to Average  Net Assets ............      2.08%          2.10%          2.39%          2.09%         2.40%
   Portfolio Turnover Rate(3)...........     24.50%         32.99%         14.43%         23.68%        43.16%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.01%, 2.03%, 2.10% and 2.00% for 2000, 1998, 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                        AUGUST 12, 1997
                                                                                           (INCEPTION
                                                                                            OF CLASS)
                                                    YEAR ENDED DECEMBER 31,                  THROUGH
                                                  ------------------------------------     DECEMBER 31,
                                                   2000           1999           1998          1997
                                                  ------         ------         ------        ------
Net Asset Value,
   Beginning of Period .................          $25.31         $23.86         $25.36        $24.91
                                                  ------         ------         ------        ------
Income (Loss) From Investment Operations
   Net Investment Income ...............            0.56           0.55           0.59          0.11
   Net Realized and Unrealized
     Gains (Losses) ....................           (1.00)          2.23          (1.26)         1.72
                                                  ------         ------         ------        ------
       Total From  Investment operations           (0.44)          2.78          (0.67)         1.83
                                                  ------         ------         ------        ------

Dividends and Distributions
   Net  Investment Income ..............           (0.60)         (0.55)         (0.55)        (0.11)
   Distributions from Realized Gains ...           (0.19)         (0.77)         (0.27)        (1.22)
   Return of  Capital ..................           (0.02)         (0.01)         (0.01)        (0.05)
                                                  ------         ------         ------        ------

       Total Dividend and Distributions            (0.81)         (1.33)         (0.83)        (1.38)
                                                  ------         ------         ------        ------

Net Asset Value, End of Period .........          $24.06         $25.31         $23.86        $25.36
                                                  ======         ======         ======        ======
Total Return(1) ........................           (1.83)%        11.98%         (2.61)%        7.38%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted) .....................         $15,983        $18,936        $26,406        $6,296
   Ratio of Expenses to
     Average Net Assets ................            2.01%(2)        2.01%         2.03%(2)      2.08%*(2)
   Ratio of Net Investment Income
     to Average  Net Assets ............            2.09%          2.10%          2.40%         2.01%*
   Portfolio Turnover Rate(3)...........           24.50%         32.99%         14.43%        23.68%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.00%, 2.02% and 2.07% for 2000, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y


                                                                                                       NOVEMBER 13, 1996
                                                                                                          (INCEPTION
                                                                                                           OF CLASS)
                                                              YEAR ENDED DECEMBER 31,                       THROUGH
                                                  --------------------------------------------------       DECEMBER 31
                                                   2000           1999           1998          1997            1996
                                                  ------         ------         ------        ------          ------
Net Asset Value,
   Beginning of Period .................          $25.29         $23.84         $25.34        $21.29          $21.39
                                                  ------         ------         ------        ------          ------
Income (Loss) From Investment Operations
   Net Investment Income ...............            0.86           0.82           0.89          0.69            0.07
   Net Realized and Unrealized
     Gains (Losses) ....................           (1.00)          2.25          (1.27)         5.35            1.44
                                                  ------         ------         ------        ------          ------
       Total From  Investment
         Operations ....................           (0.14)          3.07          (0.38)         6.04            1.51
                                                  ------         ------         ------        ------          ------

Dividends and Distributions
   Net  Investment Income ..............           (0.89)         (0.84)         (0.85)        (0.69)          (0.06)
   Distributions from Realized Gains ...           (0.19)         (0.77)         (0.27)        (1.22)          (1.54)
   Return of  Capital ..................           (0.02)         (0.01)            --         (0.08)          (0.01)
                                                  ------         ------         ------        ------          ------

       Total Dividend and
          Distributions ................           (1.10)         (1.62)         (1.12)        (1.99)          (1.61)
                                                  ------         ------         ------        ------          ------

Net Asset Value, End of Period .........          $24.05         $25.29         $23.84        $25.34          $21.29
                                                  ======         ======         ======        ======          ======

Total Return (1) .......................           (0.70)%        13.30%         (1.46)%       28.80%           7.01%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted) .....................         $28,865        $33,221        $30,536       $36,543         $33,006
   Ratio of Expenses to
     Average Net Assets ................            0.88%(2)       0.87%          0.86%(2)      0.95%           0.98%*
   Ratio of Net Investment Income
     to Average  Net Assets ............            3.22%          3.24%          3.57%         3.09%           3.11%*
   Portfolio Turnover Rate(3) ..........           24.50%         32.99%         14.43%        23.68%          43.16%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.87% and 0.85% for 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                             YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                         2000            1999            1998            1997           1996(1)
                                                        ------          ------          ------          ------          ------
Net Asset Value, Beginning of Period ..............     $18.27          $20.73          $25.41          $21.24          $16.44
                                                        ------          ------          ------          ------          ------
Income (Loss) From Investment  Operations
   Net Investment Income ..........................       0.75            0.78            0.74            0.74            0.71
   Net Realized and Unrealized Gains
     (Losses) .....................................       3.88           (2.32)          (4.65)           4.51            5.22
                                                        ------          ------          ------          ------          ------
       Total From  Investment Operations ..........       4.63           (1.54)          (3.91)           5.25            5.93
                                                        ------          ------          ------          ------          ------

Dividends and Distributions
   Net Investment Income ..........................      (0.75)          (0.78)          (0.74)          (0.74)          (0.70)
   Distributions from Realized Gains ..............         --              --              --           (0.27)          (0.25)
   Return of Capital ..............................      (0.09)          (0.14)          (0.03)          (0.07)          (0.18)
                                                        ------          ------          ------          ------          ------
       Total Dividends and Distributions ..........      (0.84)          (0.92)          (0.77)          (1.08)          (1.13)
                                                        ------          ------          ------          ------          ------

Net Asset Value, End of Period ....................     $22.06          $18.27          $20.73          $25.41          $21.24
                                                        ======          ======          ======          ======          ======

Total Return(2)....................................      25.76%          (7.55)%        (15.56)%         25.08%          37.05%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .......   $176,123        $147,835        $198,328        $147,488         $32,507
   Ratio of Expenses to Average Net
     Assets .......................................       1.17%(3)        1.21%           1.21%           1.18%           1.32%(3)
   Ratio of Net Investment Income to
     Average Net Assets ...........................       3.76%           3.82%           3.40%           3.40%           3.95%
   Portfolio Turnover Rate(4)......................      17.68%          52.22%          19.14%          12.50%          18.60%



(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.16% and 1.31% for 2000 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                           YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                      2000           1999            1998            1997          1996(1)
                                                     ------         ------          ------          ------         ------
Net Asset Value, Beginning of Period ......          $18.21         $20.67          $25.32          $21.19         $16.41
                                                     ------         ------          ------          ------         ------
Income (Loss) From Investment  Operations
   Net Investment Income ..................            0.58           0.61            0.56            0.54           0.56
   Net Realized and Unrealized Gains
       (Losses) ...........................            3.87          (2.32)          (4.63)           4.47           5.21
                                                     ------         ------          ------          ------         ------
       Total From  Investment Operations ..            4.45          (1.71)          (4.07)           5.01           5.77
                                                     ------         ------          ------          ------         ------

Dividends and Distributions
   Net Investment Income ..................           (0.58)         (0.61)          (0.56)          (0.54)         (0.63)
   Distributions from Realized Gains ......              --             --              --           (0.27)         (0.25)
   Return of Capital ......................           (0.09)         (0.14)          (0.02)          (0.07)         (0.11)
                                                     ------         ------          ------          ------         ------
       Total Dividend and Distributions ...           (0.67)         (0.75)          (0.58)          (0.88)         (0.99)
                                                     ------         ------          ------          ------         ------

Net Asset Value, End of Period ............          $21.99         $18.21          $20.67          $25.32         $21.19
                                                     ======         ======          ======          ======         ======

Total Return(2)............................           24.74%         (8.37)%        (16.21)%         23.88%         35.99%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)         $90,417        $93,585        $143,993        $114,283        $10,919
   Ratio of Expenses to Average Net Assets             2.11%          2.06%           2.02%           2.04%          2.22%
   Ratio of Net Investment Income to
   Average Net Assets .....................            2.81%          2.97%           2.59%           2.60%          3.46%
   Portfolio Turnover Rate(3) .............           17.68%         52.22%          19.14%          12.50%         18.60%



(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                       AUGUST 13, 1997
                                                                                                         (INCEPTION
                                                                                                          OF CLASS)
                                                                       YEAR ENDED DECEMBER 31,             THROUGH
                                                                 ------------------------------------    DECEMBER 31,
                                                                  2000           1999          1998           1997
                                                                 ------         ------         ------        ------
Net Asset Value, Beginning of Period ..................          $18.34         $20.81         $25.49        $23.41
                                                                 ------         ------         ------        ------
Income (Loss) From Investment Operations
   Net Investment Income ..............................            0.58           0.61           0.53          0.18
   Net Realized and Unrealized Gains (Losses) .........            3.89          (2.33)         (4.62)         2.42
                                                                 ------         ------         ------        ------
       Total From  Investment Operations ..............            4.47          (1.72)         (4.09)         2.60
                                                                 ------         ------         ------        ------

Dividends and Distributions
   Net Investment Income ..............................           (0.58)         (0.61)         (0.53)        (0.18)
   Distributions from Realized Gains ..................              --             --             --         (0.27)
   Return of Capital ..................................           (0.09)         (0.14)         (0.06)        (0.07)
                                                                 ------         ------         ------        ------
       Total Dividend and Distributions ...............           (0.67)         (0.75)         (0.59)        (0.52)
                                                                 ------         ------         ------        ------

Net Asset Value, End of Period ........................          $22.14         $18.34         $20.81        $25.49
                                                                 ======         ======         ======        ======

Total Return(1)........................................           24.71%         (8.34)%       (16.20)%       11.12%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ............         $36,084        $29,952        $34,336        $8,322
   Ratio of Expenses to Average Net Assets ............            2.03%(2)       2.01%          2.02%         2.03%*
   Ratio of Net Investment Income to Average Net Assets            2.90%          3.02%          2.59%         2.56%*
   Portfolio Turnover Rate(3)..........................           17.68%         52.22%         19.14%        12.50%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.02% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                             NOVEMBER 8, 1996
                                                                                                               (INCEPTION
                                                                                                                 OF CLASS)
                                                                      YEAR ENDED DECEMBER 31,                     THROUGH
                                                       ---------------------------------------------------      DECEMBER 31,
                                                        2000           1999           1998           1997           1996
                                                       ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ........          $18.38         $20.86         $25.56         $21.37         $19.29
                                                       ------         ------         ------         ------         ------
Income (Loss) From Investment  Operations
   Net Investment Income ....................            0.83           0.80           0.83           0.79           0.13
   Net Realized and Unrealized Gains (Losses)            3.91          (2.28)         (4.67)          4.54           2.35
                                                       ------         ------         ------         ------         ------
     Total From  Investment Operations ......            4.74          (1.48)         (3.84)          5.33           2.48
                                                       ------         ------         ------         ------         ------

Dividends and Distributions
   Net Investment Income ....................           (0.83)         (0.86)         (0.83)         (0.79)         (0.13)
   Distributions from Realized Gains ........              --             --             --          (0.27)         (0.25)
   Return of Capital ........................           (0.09)         (0.14)         (0.03)         (0.08)         (0.02)
                                                       ------         ------         ------         ------         ------
       Total Dividends and Distributions ....           (0.92)         (1.00)         (0.86)         (1.14)         (0.40)
                                                       ------         ------         ------         ------         ------

Net Asset Value, End of Period ..............          $22.20         $18.38         $20.86         $25.56         $21.37
                                                       ======         ======         ======         ======         ======

Total Return(1) .............................           26.24%         (7.21)%       (15.20)%        25.29%         12.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) .         $43,432        $43,136        $37,054        $27,147        $18,165
   Ratio of Expenses to Average Net Assets ..            0.89%          0.85%          0.83%(2)       1.00%          1.18%*
   Ratio of Net Investment Income to Average
     Net Assets .............................            4.03%          4.18%          3.79%          3.47%          4.22%*
   Portfolio Turnover Rate(3)................           17.68%         52.22%         19.14%         12.50%         18.60%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.:

     We have audited the accompanying statements of assets and liabilities of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, including the schedules of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion of this information.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund as of December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP



Denver, Colorado
February 9, 2001

DAVIS SERIES, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2000
================================================================================

     In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

DAVIS GROWTH OPPORTUNITY FUND

     Distributions of $5.68 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2000, of which $3.95 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the calendar year ended 2000 which are not designated as capital gain distributions should by multiplied by 6% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS GOVERNMENT BOND FUND

     None of the dividends paid by the Fund during the calendar year ended 2000 are eligible for the corporate dividend-received deduction.

DAVIS FINANCIAL FUND

     Distributions of $1.93 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2000, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the calendar year ended 2000 are eligible for the corporate dividend-received deduction.

DAVIS CONVERTIBLE SECURITIES FUND

     Distributions of $1.04, $0.798, $0.8099 and $1.102 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2000, of which $0.19 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held more than one year (long term capital gains).

     Dividends paid by the Fund during the calendar year ended 2000 which are not designated as capital gain distributions should be multiplied by 96% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS REAL ESTATE FUND

     Distributions of the $0.84, $0.667, $0.673 and $0.9175 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year ended 2000.

     Dividends paid by the Fund during the calendar year ended 2000 which are not designated as capital gain distributions should be multiplied by 96% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

                               DAVIS SERIES, INC.
                  2949 East Elvira Road, Tucson, Arizona 85706


           DIRECTORS                                 OFFICERS
       Jeremy H. Biggs                            Jeremy H. Biggs
       Wesley E. Bass, Jr.                          Chairman
       Marc P. Blum                               Christopher C. Davis
       Andrew A. Davis                              President - Davis Growth Opportunity
       Christopher C. Davis                         Fund, Davis Financial Fund & Vice
       Jerry D. Geist                               President - Davis Government Bond
       D. James Guzy                                Fund, Davis Government Money
       G. Bernard Hamilton                          Market Fund, Davis Convertible
       Laurence W. Levine                           Securities Fund & Davis Real Estate Fund
       Theodore B. Smith, Jr.                     Andrew A. Davis
       Christian R. Sonne                         President - Davis Convertible Securities, Fund
       Marsha Williams                              Davis Real Estate Fund & Vice
                                                    President - Davis Growth Opportunity
                                                    Fund, Davis Government Bond Fund, Davis
                                                    Government Money Market Fund, Davis
                                                    Financial Fund
                                                  Creston A. King
                                                    President - Davis Government Money
                                                    Market Fund & Davis Government Bond
                                                    Fund
                                                  Kenneth C. Eich
                                                    Vice President
                                                  Sharra L. Reed
                                                    Vice President,
                                                    Treasurer &
                                                    Assistant Secretary
                                                  Thomas D. Tays
                                                    Vice President & Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279


DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706


TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205


AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ  85706
800-279-0279
www.davisfunds.com














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